                                                                 EXHIBIT 10.40
                                INDUSTRIAL LEASE

                                 DEFINED TERMS.



Effective Date:                             July 1, 1997.

Landlord:                                   ARDENSTONE LLC, a Delaware limited
                                            liability company

Landlord's Address
         For Notice:                        4400 Bohannon Drive
                                            Suite 260
                                            Menlo Park, CA  94025
                                            Attention: Mr. Michael E. Tamas
                                            Telephone: (415) 329-9030
                                            Fax: (415) 329-0129

Tenant:                                     PROTEIN DESIGN LABS, INC.,
                                            a Delaware corporation

Tenant's Address
         For Notice:

         Before Rent
         Commencement Date:                 2375 Garcia
                                            Mountain View, CA 94043
                                            Attn: Mr. Douglas O. Ebersole
                                            V.P. Licensing, General Counsel
                                            Telephone: (415) 903-3717
                                            Fax: (415) 965-4632

         After Rent
         Commencement
         Date:                              The Premises.

Property:                                   Lot 16 of Parcel Map 4483, filed
                                            March 28, 1985, Map Book 152, Page
                                            78, in the Official Records of
                                            Alameda County situated in Fremont,
                                            California, as more particularly
                                            described in Exhibit A.

                                       i.

Buildings:

         Building A:                        A single-story building of
                                            concrete tilt-up construction to be
                                            constructed on the Property
                                            consisting of approximately
                                            forty-seven thousand seven hundred
                                            (47,700) rentable square feet of
                                            space, as shown on Exhibit B-1.

         Building B:                        A single story building of
                                            concrete tilt-up construction to be
                                            constructed on the Property
                                            consisting of approximately
                                            forty-four thousand one hundred
                                            (44,100) rentable square feet of
                                            space as shown on Exhibit B-2.

Premises:                                   The Buildings and the Property.

Term: Twelve (12) years and three (3) months, plus any partial month at the end of the Term so that the Term ends on the last day of the month.

Estimated Shell
Delivery Date:                              December 31, 1997

Commencement Date:                          The date on which Landlord delivers
                                            possession of the Premises to
                                            Tenant in Delivery Condition (as
                                            defined in Exhibit C).

Rent Commencement Date:                     The ninetieth (90th) day after the
                                            Commencement Date.

Base Rent Per Month:                        See Section 3.1.

Security Deposit:                           One Hundred Fifty-Two Thousand
                                            Four-Hundred Eighty-Seven and
                                            20/100 Dollars ($152,487.20).

Broker:                                     Cornish & Carey Commercial

                                       ii.

Parking Spaces:                             Approximately three hundred
                                            forty-two (342) spaces.

Permitted Uses:                             For use as a laboratory research
                                            and development facility, including,
                                            but not limited to, general office,
                                            light manufacturing, wet chemistry
                                            and biology labs, clean rooms, pilot
                                            scale, clinical scale and GMP
                                            manufacturing, and laboratory
                                            animals; provided, however, Tenant
                                            may use only rodents and rabbits on
                                            the Premises and may store or
                                            conduct research on animals only in
                                            rooms consisting of five thousand
                                            (5,000) rentable square feet or
                                            less. No other uses shall be
                                            permitted without the prior written
                                            consent of Landlord.

EXHIBITS

    A      -   Property
    B-1    -   Building A
    B-2    -   Building B
    C      -   Work Letter
    D      -   Commencement Date Memorandum
    E      -   Rules and Regulations
    F      -   Hazardous Materials
    G      -   Estoppel Certificate
    H      -   Subordination, Non-Disturbance and Attornment Agreement

                  The Defined Terms set forth above and the Exhibits attached hereto are incorporated into and made a part of this Lease. Each reference in this Lease to any of the Defined Terms shall mean the respective information above. In the event of any conflict between the Defined Terms and the provisions of this Lease, the latter shall control.


                 LANDLORD (_______) AND TENANT (_______) AGREE.
                           initial              initial

                                      iii.

                                Table of Contents

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
1.       PREMISES...............................................................................................  1
         1.1      Premises......................................................................................  1
         1.2      Rentable Square Footage.......................................................................  1
         1.3      Reserved Rights...............................................................................  1

2.       TERM...................................................................................................  2
         2.1      Commencement Date.............................................................................  2
         2.2      Failure to Deliver Possession.................................................................  2
         2.3      No Representations............................................................................  3
         2.4      Commencement Date Memorandum..................................................................  3
         2.5      Early Entry...................................................................................  3

3.       RENT...................................................................................................  4
         3.1      Base Rent.....................................................................................  4
         3.2      Adjustments in Base Rent......................................................................  5
         3.3      Rent Commencement Date........................................................................  5
         3.4      Late Charge and Interest......................................................................  5
         3.5      Security Deposit..............................................................................  6

4.       UTILITIES..............................................................................................  6

5.       TAXES..................................................................................................  6
         5.1      Real Property Taxes...........................................................................  6
         5.2      Definition of Real Property Taxes.............................................................  6
         5.3      Personal Property Taxes.......................................................................  7

6.       OPERATING EXPENSES.....................................................................................  7
         6.1      Operating Expenses............................................................................  7
         6.2      Definition of Operating Expenses..............................................................  7
         6.3      Exclusions from Operating Expenses............................................................  8

7.       ESTIMATED EXPENSES..................................................................................... 10
         7.1      Payment....................................................................................... 10
         7.2      Adjustment.................................................................................... 11
         7.3      Audit Rights.................................................................................. 11

8.       INSURANCE.............................................................................................. 12
         8.1      Landlord...................................................................................... 12

                                       iv.

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         8.2      Tenant........................................................................................ 12
         8.3      General....................................................................................... 13
         8.4      Indemnity..................................................................................... 14
         8.5      Exemption of Landlord from Liability.......................................................... 15

9.       REPAIRS AND MAINTENANCE................................................................................ 15
         9.1      Tenant........................................................................................ 15
         9.2      Landlord...................................................................................... 16
         9.3      Roof.......................................................................................... 16

10.      ALTERATIONS............................................................................................ 16
         10.1     Trade Fixtures; Alterations................................................................... 16
         10.2     Damage; Removal............................................................................... 17
         10.3     Liens......................................................................................... 18

11.      USE.................................................................................................... 18

12.      ENVIRONMENTAL MATTERS.................................................................................. 19
         12.1     Environmental Laws............................................................................ 19
         12.2     Hazardous Materials........................................................................... 19
         12.3     Use........................................................................................... 19
         12.4     Compliance with Laws; Handling of Hazardous Materials......................................... 20
         12.5     Compliance With Insurance Requirements........................................................ 21
         12.6     Notice; Reporting............................................................................. 21
         12.7     Termination/Expiration........................................................................ 21
         12.8     Indemnity..................................................................................... 22
         12.9     Entry and Inspection; Cure.................................................................... 22
         12.10    Default....................................................................................... 23
         12.11    Exclusion for Pre-Existing Hazardous Materials................................................ 23

13.      DAMAGE AND DESTRUCTION................................................................................. 23
         13.1     Casualty...................................................................................... 23
         13.2     Tenant's Fault................................................................................ 24
         13.3     Uninsured Casualty............................................................................ 24
         13.4     Tenant's Right to Defeat Termination.......................................................... 25
         13.5     Damage or Destruction Near End of Term........................................................ 25
         13.6     Tenant's Limited Rights to Insurance Proceeds Relating to Tenant Improvements Paid for
                  by Tenant..................................................................................... 26
         13.7     Waiver........................................................................................ 26

                                       v.

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

14.      EMINENT DOMAIN......................................................................................... 27
         14.1     Total Condemnation............................................................................ 27
         14.2     Partial Condemnation.......................................................................... 27
         14.3     Award......................................................................................... 27
         14.4     Temporary Condemnation........................................................................ 27

15.      DEFAULT................................................................................................ 28
         15.1     Events of Defaults............................................................................ 28
         15.2     Remedies...................................................................................... 29
         15.3     Cumulative.................................................................................... 31

16.      ASSIGNMENT AND SUBLETTING.............................................................................. 31
         16.1     Consent Required.............................................................................. 31
         16.2     Bonus Rent.................................................................................... 31
         16.3     New Release................................................................................... 32
         16.4     Consent Not Required.......................................................................... 32

17.      ESTOPPEL, ATTORNMENT AND SUBORDINATION................................................................. 33
         17.1     Estoppel...................................................................................... 33
         17.2     Attornment.................................................................................... 33
         17.3     Subordination................................................................................. 34

18.      EXTENSION OPTION....................................................................................... 34
         18.1     Option to Extend.............................................................................. 34
         18.2     Exercise of Option............................................................................ 34
         18.3     Determination of Fair Market Rent............................................................. 35

19.      MISCELLANEOUS.......................................................................................... 37
         19.1     General....................................................................................... 37
         19.2     Signs......................................................................................... 38
         19.3     Waiver........................................................................................ 38
         19.4     Financial Statements.......................................................................... 39
         19.5     Limitation of Liability....................................................................... 39
         19.6     Notices....................................................................................... 39
         19.7     Brokerage Commission.......................................................................... 39
         19.8     Authorization................................................................................. 40
         19.9     Holding Over.................................................................................. 40
         19.10    Joint and Several............................................................................  41
         19.11    Covenant of Quiet Enjoyment................................................................... 41

                                      vi.

                                INDUSTRIAL LEASE

         THIS INDUSTRIAL LEASE (this "Lease"), dated as of the Effective Date, is made and entered into by and between ARDENSTONE LLC, a Delaware limited liability company ("Landlord"), and PROTEIN DESIGN LABS, INC., a Delaware corporation ("Tenant"), on the terms and conditions set forth below:

1.       PREMISES.

         1.1 Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the Premises as shown on Exhibits A and B-1 and B-2.

         1.2 Rentable Square Footage. Landlord's Architect shall determine the rentable square footage for the Buildings upon Substantial Completion of the Building Shells based on the working drawings and as-built drawings for the Buildings. (The terms "Landlord's Architect," "Building Shells" and "Substantial Completion" are each defined in Exhibit C.) Upon Substantial Completion of the Building Shells, Landlord shall deliver to Tenant Landlord's Architect's written determination of the rentable square footage of the Buildings. The good faith determination by Landlord's Architect of the rentable square footage of the Buildings shall be binding on Landlord and Tenant for all purposes under this Lease.

         1.3 Reserved Rights. Landlord reserves the right to enter the Premises upon reasonable notice to Tenant (except in case of an emergency in which event no prior notice shall be required) and/or to undertake the following: inspect the Premises and/or the performance by Tenant of the terms and conditions hereof; change the boundary lines of the Property; install, use, maintain, repair, alter, relocate or replace any pipes, ducts, conduits, wires, equipment and other facilities in the Buildings or on the Property; grant easements on the Property; change the name of the Buildings and/or the Property; and show the Premises to prospective lenders, purchasers and tenants (provided that


                                       1.

Landlord's right to show the Premises to prospective tenants shall be limited to the last twelve (12) months thereof and then only to the extent that Landlord has not received a Tenant's Extension Notice from Tenant for any Extension Term then available pursuant to the terms of this Lease. In conducting all of Landlord's activities on the Premises pursuant to this Section 1.3, (i) Landlord agrees to use commercially reasonable efforts to comply with any security precautions reasonably established by Tenant with respect to the Premises, (ii) Landlord agrees to use Landlord's commercially reasonable efforts to minimize Landlord's disruption to Tenant's business conducted in the Premises, and (iii) Landlord shall not alter, relocate or replace Tenant's personal property or Tenant Improvements funded by Tenant and located on the Premises except as is necessary to perform Landlord's work therein and in such event shall return Tenant's personal property or Tenant Improvements to the as new condition in which it existed prior to such Landlord work as is practicable and is permitted by law.

2.       TERM.

         2.1 Commencement Date. The Term shall commence (the "Commencement Date") on the date on which Landlord delivers possession of the Premises to Tenant in Delivery Condition (as defined in Exhibit C), and shall continue in full force and effect for the period of time specified as the Term or until this Lease is terminated as otherwise provided herein. Landlord shall arrange for the construction of the Base Building Work (as defined in Exhibit C) in accordance with and subject to the terms of the Work Letter.

         2.2      Failure to Deliver Possession.

                  2.2.1 Termination Right. If Landlord has not delivered possession of the Premises to Tenant in Delivery Condition on or prior to the Estimated Shell Delivery Date, this Lease shall remain in effect and Landlord shall not be subject to any liability therefor; provided, however, if Landlord has not delivered to Tenant the Premises in Delivery Condition by June 1, 1998 (the "Ultimate Delivery Date"), Tenant may terminate this Lease by written notice to Landlord at any time prior to the date


                                       2.

on which Landlord delivers the Premises to Tenant in Delivery Condition. Notwithstanding the foregoing, the Ultimate Delivery Date shall be extended one
(1) day for each day Landlord is delayed in completing the Base Building Work or delivering possession of the Premises to Tenant in Delivery Condition as a result of Tenant Delays (as defined in Exhibit C).

                  2.2.2 Notice. If Landlord reasonably determines at any time prior to the Commencement Date that Landlord will not be able to deliver possession of the Premises to Tenant in Delivery Condition by the Ultimate Delivery Date (as such date may have been extended by Tenant Delays), Landlord shall notify Tenant in writing (the "New Estimated Shell Delivery Date Notice") of the date on which Landlord reasonably expects to deliver possession of the Premises to Tenant in Delivery Condition (the "New Estimated Shell Delivery Date"). Tenant shall have twenty (20) days after Tenant's receipt of the New Estimated Shell Delivery Date Notice to terminate this Lease by written notice to Landlord. If Tenant fails to exercise its right to terminate this Lease within the twenty (20) day period, then the Ultimate Delivery Date for all purposes under this Lease shall be the New Estimated Shell Delivery Date (subject to further extension due to Tenant Delays as provided above).

                  2.2.3 Tenant Improvements. Notwithstanding anything to the contrary contained in Section 2.2, if Tenant or Tenant's Contractor (as defined in Exhibit C) commences any of the Tenant Improvement Work in the Building or constructs any Tenant Improvements in the Building prior to the Commencement Date, Tenant's right to terminate this Lease pursuant to Section 2.2 shall terminate and be of no further force or effect.

         2.3 No Representations. Tenant has determined that the Premises are acceptable for Tenant's use and acknowledges that except as set forth in this
Section 2.3, Landlord has made no representations or warranties in connection with the physical condition of the Premises or Tenant's use of the same upon which Tenant has relied directly or indirectly for any purpose. Landlord represents and warrants to Tenant that Landlord shall obtain all of the necessary permits in order to construct the


                                       3.

Base Building Work, and the Base Building Work shall be constructed in accordance with all such applicable governmental permits and in accordance with Exhibit C.

         2.4 Commencement Date Memorandum. Tenant shall, upon demand after the Commencement Date, execute and deliver to Landlord a Commencement Date Memorandum in the form attached hereto as Exhibit D acknowledging (i) the Commencement Date, (ii) the total rentable square footage of the Buildings (as determined by Landlord's Architect in accordance with the terms of Section 1.2),
(iii) the initial Base Rent, and (iv) Tenant's acceptance of the Premises.

         2.5 Early Entry. Upon the execution and delivery of this Lease, provided that Tenant is not in default hereunder, Tenant may, at Tenant's sole risk and cost, enter upon the Premises prior to the Commencement Date for the purpose of installing Tenant improvements, fixtures, furniture, laboratory equipment, computer equipment, telephone lines and other communications equipment, low voltage data wiring and personal property; provided, however, (i) Tenant shall comply with all the terms and conditions set forth in this Lease, except for Tenant's obligations to pay Base Rent, Operating Expenses or Real Property Taxes, (ii) Tenant shall indemnify and hold harmless Landlord and its officers, directors, shareholders, partners, members, agents and employees from any loss, expense, liability or other damages arising out of Tenant's activities; (iii) Tenant shall provide evidence of insurance satisfactory to Landlord; (iv) Tenant shall pay all utility charges associated with such activities and (v) Tenant shall not interfere with the construction of the Building Shells or the Parking Lot (as defined in Exhibit C).

3.       RENT.

         3.1 Base Rent. Commencing on the Rent Commencement Date and continuing on the first day of each month thereafter during the Term, Tenant shall pay to Landlord, at such address as Landlord shall from time to time designate in writing to Tenant for the payment of Rent (defined below), the Base Rent in the amount set forth in the Monthly Base Rent Table below. Tenant shall pay the Base Rent to Landlord without notice, demand,


                                       4.

offset or deduction. Tenant shall pay to Landlord the amount of Eighty-Two Thousand Six Hundred Twenty Dollars ($82,620.00) upon execution of this Lease to be applied to Tenant's initial obligation to pay Base Rent to Landlord hereunder. If the Rent Commencement Date (defined in Section 3.3) occurs on a date other than the first day of a month or the Term ends on a date other than the last day of a month, the amount of Base Rent due on the Rent Commencement Date or first day of the last month of the Term shall be a pro rata portion of Base Rent, prorated on a per diem basis with respect to the portion of the month within the Term. All amounts other than Base Rent which Tenant is obligated to pay to Landlord under this Lease shall be deemed to be additional rent hereunder, whether or not such amounts are designated "additional rent." The term "Rent" means the Base Rent and all additional rent payable hereunder.

                             Monthly Base Rent Table

        Period                                   Monthly Base Rent
        ------                                   -----------------
Rent Commencement Date through              The product of (i) One and
the last day of the seventh                 20/100 Dollars ($1.20) and
(7th full calendar month                    (ii) the greater of (A) the total
following the Rent Commencement Date        rentable square footage of space
                                            improved by Tenant during the
                                            Phase 1 Construction Period
                                            (defined in Exhibit C) as determined
                                            by Landlord's Architect
                                            or (B) seventy-five percent
                                            (75%) of the total rentable
                                            square footage of the Buildings.



The first day of the eighth (8th)           The product of (i) One and
full calendar month following the           20/100 Dollars ($1.20) and (ii)
Rent Commencement Date through              the total rentable square
the end of the Term (subject to             footage of the Buildings.
adjustment pursuant to Section 3.2)

         3.2 Adjustments in Base Rent. The monthly Base Rent shall


                                      5.

be increased on the first day of the thirteenth (13th) full calendar month after the Rent Commencement Date and thereafter on each anniversary of such date during the Term by an amount equal to three percent (3%) of the monthly Base Rent then in effect.

         3.3 Rent Commencement Date. Tenant's obligation to pay Base Rent under this Lease shall commence on (the "Rent Commencement Date") the ninetieth
(90th) day after the Commencement Date.

         3.4 Late Charge and Interest. The late payment of any Rent will cause Landlord to incur additional costs, including administration and collection costs and processing and accounting expenses and increased debt service. If Landlord has not received any installment of Rent within five (5) days after Tenant's receipt of written notice of delinquency (the "Delinquency Notice"), Tenant shall pay a late charge of ten percent (10%) of the delinquent amount, which is agreed to represent a reasonable estimate of the costs incurred by Landlord; provided that if during the preceding twelve (12) months Landlord has delivered to Tenant two (2) or more Delinquency Notices, then Tenant shall be obligated to pay the late charge described herein if Tenant fails to pay any installment of Rent within five (5) days after such amount is due, without the need for a Delinquency Notice. In addition, all such delinquent amounts shall bear interest from the date such amount was due until paid in full at a rate per annum (the "Applicable Interest Rate") equal to the greater of (a) five percent (5%) per annum plus the then federal discount rate on advances to member banks in effect at the Federal Reserve Bank of San Francisco on the twenty-fifth
(25th) day of the month preceding the date of this Lease or (b) ten percent (10%); provided, in no event shall the Applicable Interest Rate exceed the maximum interest rate permitted by law which may be charged under such circumstances. Landlord and Tenant recognize that the damage which Landlord shall suffer as a result of Tenant's failure to pay such amounts is difficult to ascertain and said late charge and interest are the best estimate of the damage which Landlord shall suffer in the event of late payment.

         3.5 Security Deposit. Upon the execution of this Lease,


                                       6.

Tenant shall deliver to Landlord cash in the amount of One Hundred Fifty-Two Thousand Four Hundred Eighty-Seven and 20/100 Dollars ($152,487.20) as security (the "Security Deposit") for the performance by Tenant of its obligations under this Lease. Landlord may use and commingle the Security Deposit with other funds of Landlord. If Tenant fails to perform any of Tenant's obligations hereunder constituting an Event of Default under Section 15.1, Landlord may, but without obligation, apply all or any portion of the Security Deposit toward fulfillment of Tenant's unperformed obligations. If Landlord does so apply any portion of the Security Deposit, Tenant shall within five (5) days of Landlord's request thereafter immediately pay Landlord sufficient cash to restore the Security Deposit to the full original amount. The Security Deposit shall not bear interest. If Landlord transfers the Premises during the Term hereof, Landlord shall pay the Security Deposit to any transferee of Landlord's interest in conformity with the provisions of California Civil Code Section 1950.7 and/or any successor statute, in which event Landlord will be released from all liability for the return of the Security Deposit. At the expiration or earlier termination of this Lease, Landlord shall deliver the Security Deposit or so much thereof as has not been used to cure an Event of Default by Tenant hereunder to Tenant within thirty (30) days of such expiration or earlier termination of this Lease.

4. UTILITIES. Tenant shall pay all charges for heat, water, gas, electricity and any other utilities supplied to the Premises. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute constructive eviction or grounds for rental abatement.

5.       TAXES

         5.1 Real Property Taxes. Commencing on the Commencement Date and ending on the expiration or earlier termination of this Lease, Landlord shall provide Tenant with copies of the Real Property Tax bills received from the relevant taxing authority and Tenant shall pay to Landlord the Real Property Taxes described in each such bill no more than thirty (30) days prior


                                       7.

to the date such Real Property Taxes would become delinquent if not paid.

         5.2 Definition of Real Property Taxes. The term "Real Property Taxes" shall include the following: all real property taxes, possessory interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, housing fund assessments, open space charges, childcare fees, school fees or any other assessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, confirmed or imposed by any public authority upon the Premises (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross income tax or excise tax levied by the local governmental authority, the federal government or any other governmental body with respect to receipt of such rental, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or upon this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with the costs and expenses (including attorneys' fees) of challenging any of the foregoing or seeking the reduction in or abatement, redemption or return of any of the foregoing, but only to the extent any such reduction, abatement, redemption or return is actually received by Landlord. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate or inheritance tax of Landlord, or any income, profits or revenue tax or charge upon the income of Landlord.

         5.3 Personal Property Taxes. Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and other


                                       8.

personal property located and/or installed on the Premises by Tenant; and Tenant shall provide Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord, but in no event more than thirty (30) days prior to the date such taxes would become delinquent if not paid.

6.      OPERATING EXPENSES

         6.1 Operating Expenses. Commencing on the Commencement Date and ending on the expiration or earlier termination of this Lease, Tenant shall pay to Landlord the Operating Expenses for each calendar year.

         6.2 Definition of Operating Expenses. The term "Operating Expenses" shall include all expenses paid or incurred by Landlord in the operation, maintenance, repair and management of the Premises, including, but not limited to, (a) non-structural repairs to and maintenance of the roof, skylights and exterior walls of the Buildings; (b) all repair, maintenance and utility costs and the cost of maintaining, repairing and replacing the landscaping of the Property (provided that the initial landscaping of the Property shall be performed by Landlord at Landlord's sole expense); (c) insurance premiums and/or reserves relating to the insurance maintained by Landlord with respect to the Buildings and the Property in accordance with the terms of Section 8.1 and any deductible amounts due under such policies (provided; however, that if the amount of Tenant's share of any such deductible associated with earthquake insurance exceeds the amount of one month's Base Rent then due hereunder, Tenant shall be obligated to pay only the amount equal to one month's Base Rent then due hereunder as a lump sum payment, and the remaining portion, together with interest thereon at the cost of funds then available to Landlord, shall be amortized over the remaining Term of the Lease and shall be paid in equal monthly installments to Landlord at the same time and in the same manner as Base Rent is due hereunder); (d) an administrative fee to Landlord for accounting and property management services relating to the Premises in an amount equal to three percent (3%) of the annual Base Rent; (e) maintenance contracts for HVAC systems, if any, to



                                       9.

the extent such contracts are not entered into by Tenant pursuant to the terms of Section 9.1 hereof; (f) capital replacements or improvements made to or capital assets acquired for the Buildings after the Commencement Date (subject to Landlord's obligations under Section 9.2); provided, however, the cost of replacing the roof on each of the Buildings shall be amortized over the useful life of the roof as reasonably determined by Landlord, and the portion of such amortized cost coming due during the Term of this Lease and any extension thereof shall be reimbursed to Landlord at the same time and in the same manner as other Operating Expenses, together with interest on the unamortized balance at the Applicable Interest Rate, but in no event more than the maximum rate permitted by law; and (h) any dues, assessments or fees assessed the Premises by the Ardenwood Technology Park Property Owner's Association or under the Deceleration of Protective Covenants for Ardenwood Technology Park dated March 27, 1984, and recorded in the Official Records of Alameda County, California, as subsequently amended, or any other similar instrument affecting the Premises. Operating Expenses shall not include (i) repairs to the Premises to the extent paid for by insurance proceeds, Tenant or other third parties or (ii) repairs and maintenance to the foundation and structural portions of the Buildings, except to the extent the repairs and/or maintenance are required due to Tenant's negligence, whether by act or omission, or willful misconduct.

         6.3 Exclusions from Operating Expenses. Notwithstanding anything to the contrary contained in the Lease, Operating Expenses shall not include any of the following:

         (a) interest payable by Landlord with respect to any debts secured by a deed of trust or mortgage on the Premises;

         (b) amortization or other payments or charges on loans to Landlord, whether such loans are secured by a deed of trust, mortgage or otherwise on the Premises;

         (c) depreciation (except depreciation on personal property and moveable equipment which is or should be capitalized on Landlord's books, which may be included in Operating Expenses);

                                       10.

         (d)      leasing fees or brokerage commissions of any kind;

         (e) legal, auditing, consulting and professional fees (other than those legal, auditing, consulting and professional fees necessarily incurred in connection with the normal and routine maintenance and operation of the Premises) paid or incurred in connection with the negotiation for leases, financings, refinances, sales, acquisitions, obtaining of permits or approvals, zoning proceedings or actions, environmental permits or actions or disputes with tenants, lawsuits;

         (f) expenses incurred in leasing or procuring new tenants, including advertising and marketing expenses, and expenses for preparation of leases or renovating leased space for new tenants;

         (g) costs incurred which are actually reimbursed to Landlord by tenants in the Project (including Tenant) or third parties (including insurance carriers);

         (h) overhead costs and profit increment paid to subsidiaries or affiliates of Landlord for services relating to the Premises to the extent that the costs of such services exceed competitive costs were they not so rendered by a subsidiary or affiliate of Landlord;

         (i) penalties or fines incurred due to a violation by Landlord of or any condition, covenant or restriction affecting the Premises, or any laws, rules, regulations or ordinances applicable to the Premises, to the extent not caused by Tenant or any other tenant of the Building;

         (j) services, items and benefits for which Tenant specifically reimburses Landlord or for which Tenant pays third persons;

         (k) penalties and interest for late payment, including, without limitation, taxes, insurance, equipment leases


                                       11.

                  and other past due amounts, to the extent not caused by the failure of Tenant to perform Tenant's obligations as provided for in this Lease;

         (l)      contributions to operating expense reserves;

         (m)      contributions to charitable organizations;

         (n) salaries or other compensation paid to Landlord's employees, to the extent such employees do not devote their time to the Premises;

         (o) any cost of acquiring, installing, moving, insuring or restoring objects of art;

         (p) costs incurred due to a breach by Landlord of Landlord's obligations hereunder, provided that Landlord has been given written notice of such breach and a reasonable opportunity to cure such breach if Tenant is aware of such breach; or

         (q) Real Property Taxes, which are instead reimbursed by Tenant to Landlord pursuant to the terms of Section 5 hereof.

7.       ESTIMATED EXPENSES; LANDLORD'S INSURANCE PREMIUMS.

         7.1 Payment. The term "Estimated Expenses" for any particular year shall mean Landlord's estimate of Operating Expenses (other than the premium(s) for insurance obtained by Landlord pursuant to this Lease ("Landlord's Insurance Premiums")) for a calendar year. On or prior to the Commencement Date (or as soon thereafter as is reasonably practical) and on or about the last month of each calendar year, Landlord shall give Tenant notice of the Estimated Expenses for the ensuing calendar year. Tenant shall pay the Estimated Expenses (together with installments of Base Rent) in monthly installments on the first day of each calendar month during such year. If at any time Landlord determines that Operating Expenses (other than Landlord's Insurance Premiums) are projected to vary from the then Estimated Expenses by more than five percent (5%), Landlord



                                       12.

may, by notice to Tenant, revise the Estimated Expenses, and Tenant's monthly installments for the remainder of the year shall be adjusted so that by the end of the calendar year Tenant has paid to Landlord the revised estimate for the year. Landlord shall bill Tenant for Landlord's Insurance Premiums on the same basis as Landlord is billed for such insurance premiums by Landlord's insurance carriers (e.g., on an annual or semi-annual basis), and Tenant shall pay to Landlord the amount of Landlord's Insurance Premiums not less than thirty (30) days prior to the date such insurance premiums are due and payable.

         7.2 Adjustment. The term "Adjustment" shall mean the difference between Estimated Expenses and the actual Operating Expenses (other than Landlord's Insurance Premiums) for a calendar year. Within ninety (90) days after the end of each calendar year, or as soon thereafter as is reasonably practical, Landlord shall deliver to Tenant a statement of actual Operating Expenses for the prior calendar year, together with substantiating documentation, accompanied by a computation of the Adjustment. If Tenant's payments are less than the actual amount of Operating Expenses (other than Landlord's Insurance Premiums), then Tenant shall pay to Landlord the difference within twenty (20) days after receipt of Landlord's statement. If Tenant's payments exceed the actual amount of Operating Expenses (other than Landlord's Insurance Premiums), then (provided that no Event of Default exists then) Landlord shall credit such amount to the next installment(s) of Estimated Expenses and/or Rent due or, if this Lease has expired or terminated as of the determination of such excess, such excess shall be paid to Tenant concurrently with the delivery of the statement of such excess to Tenant.

         7.3 Audit Rights. Tenant, at its sole cost and expense, shall have the right to audit the applicable records of Landlord not more than once in any twelve (12) month period to confirm that the charges billed to Tenant under this Lease are proper and conform to the provisions of this Lease. Such right shall be exercisable by Tenant within sixty (60) days after Tenant's receipt of Landlord's annual statement of such charges. Landlord shall cooperate with Tenant in providing Tenant reasonable access to Landlord's books and records during normal business hours to enable Tenant to audit Landlord's books and records as they


                                       13.

relate to any costs or expenses passed through to Tenant pursuant to any provisions of this Lease. If the audit discloses any overpayment on the part of Tenant, then Tenant shall be entitled to a credit on the next succeeding installment of Rent for an amount equal to the overcharge plus interest on the amount of such overcharge from the date on which same was paid by Tenant until the date refunded by Landlord at the Applicable Interest Rate, and such credit shall be extended to succeeding installments of Rent in the event such overcharge exceeds the amount of the next succeeding such installment. If the audit discloses any underpayment on the part of Tenant, then Tenant shall pay Landlord within ten (10) days of request therefor an amount equal to the undercharge. If the term of this Lease has expired or been earlier terminated, then Tenant shall be entitled to a refund of such excess from Landlord within thirty (30) days after such date of expiration or earlier termination.

8.       INSURANCE.

         8.1 Landlord. Landlord shall maintain "Special Form" property insurance, or its equivalent if "Special Form" property insurance is not available, including, at Landlord's option, vandalism, hazardous materials and malicious mischief coverage, earthquake/volcanic action, flood and/or surface water coverage, a sprinkler leakage endorsement, an inflation endorsement and a building ordinance endorsement covering the Buildings for the full replacement cost of the Buildings, with deductibles and the form and endorsements of such coverage as selected by Landlord. In addition, at Landlord's option, Landlord shall obtain rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least twelve (12) months commencing on the date of loss. Landlord may also carry such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine.

         8.2 Tenant. Tenant shall, at Tenant's expense, obtain and keep in force at all times the following insurance:

                  8.2.1 Commercial General Liability Insurance (Occurrence
Form). A policy of commercial general liability

                                       14.

insurance (occurrence form) having a combined single limit of not less than Five Million Dollars ($5,000,000.00) per occurrence and Five Million Dollars ($5,000,000.00) aggregate per location if Tenant has multiple locations, providing coverage for, among other things, blanket contractual liability, premises, products/completed operations and personal and advertising injury coverage;

                  8.2.2 Automobile Liability Insurance. Comprehensive automobile liability insurance having a combined single limit of not less than Two Million Dollars ($2,000,000.00) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance, or use of any owned, hired or non-owned automobiles;

                  8.2.3 Workers' Compensation and Employer's Liability Insurance. Workers' compensation insurance having limits not less than those required by state statute and federal statute, if applicable, and covering all persons employed by Tenant in the conduct of its operations on the Premises (including the all states endorsement and, if applicable, the volunteers endorsement), together with employer's liability insurance coverage in the amount of at least One Million Dollars ($1,000,000.00);

                  8.2.4 Property Insurance. "Special Form" property insurance, or its equivalent if "Special Form" property insurance is not available, including vandalism and malicious mischief coverage and boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, fixtures and equipment, including electronic data processing equipment, owned or leased by Tenant (and coverage for the full replacement cost thereof) (the "Tenant's Property"), together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises;

                  8.2.5 Business Interruption Insurance. "Business Income With Extra Expense" insurance (form CP 0030 or equivalent) with a minimum fifty percent (50%) coinsurance percentage and the


                                       15.

"agree value" option.

                  8.2.6 Additional Insurance. Any such other insurance as Landlord or Landlord's lender may reasonably require.

         8.3      General.

                  8.3.1 Insurance Companies. Insurance required to be maintained by Tenant and Landlord shall be written by companies licensed to do business in California and having a "General Policyholders Rating" of at least A:X or better (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide" or "Best's Key Rating Guide."

                  8.3.2 Increased Coverage. Landlord, upon written notice to Tenant, may require Tenant to increase the amount of any insurance coverage maintained by Tenant under Section 8.2, but no more than once every three (3) years, and then only to amounts customarily required by landlords of similar buildings in Alameda and Santa Clara counties.

                  8.3.3 Certificates of Insurance. Tenant shall deliver to Landlord certificates of insurance with the Additional Insured Endorsement and the Primary Insurance Endorsement(s) attached for all insurance required to be maintained by Tenant, no later than seven (7) days prior to the date of possession of the Premises. Tenant shall, at least ten (10) days prior to expiration of the policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after sixty
(60) days' prior written notice to the parties named as additional insureds in this Lease (except in the case of cancellation for nonpayment of premium in which case cancellation shall not take effect until at least (10) days' notice has been given to Landlord). If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses and cost resulting from said failure.

                  8.3.4 Additional Insureds. Landlord, any property management company of Landlord for the Premises and any other


                                       16.

party designated by Landlord shall be named as additional insureds under all of the policies required by Section 8.2.1. The policies required under Section
8.2.1 shall provide for severability of interest.

                  8.3.5 Primary Coverage. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance of Landlord. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease.

                  8.3.6 Waiver of Subrogation. Landlord and Tenant waive any right to recover against each other for claims for damages to their respective property to the extent such claims or damages are covered by insurance maintained by Landlord or Tenant or which Landlord or Tenant, as relevant, is required to maintain pursuant to the terms of Section 8 of this Lease. This provision is intended to waive fully, and for the benefit of Landlord, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to this Lease shall include, without limitation, a waiver of subrogation endorsement. In the event that the terms of this Section 8.3.6 contradict the terms of any other section of this Lease or the Work Letter, the terms of this Section 8.3.6 shall govern.

         8.4 Indemnity. Tenant shall indemnify, protect and defend by counsel reasonably satisfactory to Landlord and hold harmless Landlord and Landlord's officers, directors, shareholders, employees, partners, members, lenders and successors and assigns from and against any and all claims arising from (i) Tenant's use of the Premises, the conduct of Tenant's business or any activity, work or things done, permitted or suffered by Tenant in or about the Premises and (ii) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, arising from any negligence of Tenant or any of Tenant's agents, contractors or employees,


                                       17.

including all reasonable costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; provided that the foregoing shall not apply to any claims to the extent caused by: (a) the negligence or willful misconduct of Landlord or any of Landlord's agents, employees or contractors, or (b) any default by Landlord in the performance of any obligation of Landlord under this Lease, provided that, to the extent that Tenant is aware of such default, Tenant has given Landlord written notice and a reasonable opportunity to cure such default. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord except to the extent such claims are caused by the gross negligence or wilful misconduct of Landlord or Landlord's agents, employees or contractors.

         8.5 Exemption of Landlord from Liability. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the property of Tenant, Tenant's employees, invitees or customers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant or Tenant's employees, agents or contractors, whether such damage or injury is caused by fire, steam, electricity, gas, water or rain, or from the breakage, leakage or other defects of sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, except to the extent such claims are caused by the gross negligence or wilful misconduct of Landlord or Landlord's agents, employees or contractors, whether said damage or injury results from conditions arising upon the Premises or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant.

 ..       REPAIRS AND MAINTENANCE

         9.1 Tenant. Tenant, at Tenant's sole cost and expense, shall keep and maintain the Premises in good repair and in a clean and safe condition, including the roof (subject to the


                                       18.

terms of Section 9.3 hereof), building systems (e.g., the HVAC system), floors and floor coverings, interior plumbing, electrical wiring, fixtures and equipment, and repair and/or replace any and all of the foregoing in a good and workmanlike manner. Without limiting the foregoing, Tenant shall, at Tenant's sole expense, (a) immediately replace all broken glass in the Premises with glass equal to or in excess of the specification and quality of the original glass; (b) repair any area damaged by Tenant or Tenant's agents, employees, invitees and visitors, including any damage caused by any roof penetration, whether or not such roof penetration was approved by Landlord; and (c) maintain, repair and replace when necessary all HVAC equipment which services the Premises, and keep the same in good condition through regular inspection and servicing, and maintain continuously throughout the Term a service contract for the maintenance of all such HVAC equipment with a licensed HVAC repair and maintenance contractor approved by Landlord, which contract provides for the inspection and servicing of the HVAC equipment at least once every 90 days during the Term. Notwithstanding the foregoing, if Tenant defaults in Tenant's obligations to maintain the HVAC equipment for more than thirty (30) consecutive days, then Landlord may elect to assume responsibility for the maintenance, repair and replacement of such HVAC equipment. Tenant shall furnish Landlord with a copy of such service contract, which shall provide that it may not be cancelled or changed without at least 30 days' prior written notice to Landlord.

         9.2 Landlord. Landlord, at Landlord's sole cost and expense, shall repair damage to the foundation and the structural portions of the Buildings; provided, subject to the terms of Section 8.3.6 hereof, if such damage is caused by the negligence of Tenant, whether by an act or omission, then such repairs shall be at Tenant's sole expense. There shall be no abatement of Rent during the performance of such work. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Premises, nor for any damage that may result from interruption of Tenant's use of the Premises during any repairs by Landlord. Tenant waives all rights and benefits under California Civil Code Sections 1932(1), 1941 and 1942 and under any similar law, statute or ordinance now


                                       19.

or hereafter in effect.

         9.3 Roof. To the extent that the membrane of the roof of the Building requires replacement for reasons other than the acts of Tenant or Tenant's agents, employees or contractor or the failure of Tenant to maintain and repair the roof as required as Section 9.1 hereof, then Landlord shall, at Landlord's expense, replace or arrange for the replacement of such roof. The cost of such replacement, together with interest thereon at the Applicable Interest Rate, shall be amortized over the useful life of such roof, as reasonably determined by Landlord, and the portion of such amortized cost coming due during the Term of this Lease and any extension thereof shall be reimbursed to Landlord at the same time and in the same manner as Operating Expenses of the Property are reimbursed to Landlord pursuant to the terms of Section 6 hereof.

10.      ALTERATIONS.

         10.1 Trade Fixtures; Alterations. Tenant may install necessary trade fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without structural damage thereto. Tenant shall not make, or allow to be made, any alterations or physical additions in, about or to the Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. If Tenant then requests so in writing, then at the time Landlord gives its consent to a proposed alteration or addition, Landlord shall notify Tenant whether such alteration or addition must be removed at the expiration or earlier termination of the Term of this Lease; provided, however, that Tenant shall have the right to remove any lab benches, fume hoods, cold rooms and other equipment in the Premises provided that the same (i) was paid for and installed by Tenant, (ii) can be removed without materially and adversely affecting the structure of the Buildings or any of the building systems, and (iii) Tenant shall repair any damage caused to the Premises as a result of such removal, including repair of surfaces exposed by such removal that are not finished with materials consistent with adjacent surfaces. Notwithstanding the foregoing, Tenant shall have the right, without the need for Landlord's prior written consent to make


                                       20.

nonstructural alterations to the Premises that do not materially adversely affect the economic value of the Premises, cost less than Fifty Thousand Dollars ($50,000) each (and less than One Hundred Thousand Dollars ($100,000) in any twelve (12) month period) and are not visible from the exterior of the Building, provided that (a) Tenant provides Landlord with prior written notice of such alterations, (b) such alterations are otherwise performed in accordance with the terms of this Lease; and (c) to the extent that Tenant wishes to be excused from the obligation to remove such alteration at the expiration of earlier termination of this Lease, Tenant requests in writing at the same time notice is given of such alteration whether or not the alteration must be removed upon such Lease expiration or termination. Tenant shall provide Landlord with a set of "as-built" drawings for any such work, together with copies of all permits obtained by Tenant in connection with performing any such work, within thirty days of completing such work.

         10.2 Damage; Removal. Tenant shall repair all damage to the Premises caused by the installation or removal of Tenant's fixtures, equipment, furniture or alterations upon the expiration or earlier termination of this Lease. Upon the termination of this Lease, Tenant shall remove any or all alterations, additions, improvements and partitions made or installed by Tenant and restore the Premises to their condition existing prior to the construction of any such items, reasonable wear and tear and damage caused by the actions of Landlord or Landlord's agents, employees or contractors excepted; provided, however, Landlord, upon written notice to Tenant, may designate all or some of such items to remain on the Premises, in which event they shall be and become the property of Landlord upon the termination of this Lease, provided further that Tenant shall have no obligation to remove Tenant's Initial Tenant Improvements or any alterations or additions for which Landlord has given Landlord's consent to remain in the Premises. All such removals and restoration shall be accomplished in a good and workmanlike manner and so as not to cause any damage to the Premises, or if any damage results, Tenant shall promptly repair such damage at Tenant's sole expense. Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements or due to damage from nails or stains shall not be deemed "reasonable wear


                                       21.

and tear."

         10.3 Liens. Tenant shall pay, discharge or record a release bond executed by an admitted surety insurer authorized to issue surety bonds in the State of California within ten (10) days after receiving notice of the filing of any lien, all claims for labor performed, supplies furnished and services rendered at the request of Tenant and shall keep the Premises free of all mechanics' and materialmen's liens in connection therewith. Tenant shall provide at least ten (10) days' prior written notice to Landlord before any labor is performed, supplies furnished or services rendered on or at the Premises on Tenant's behalf which is of a nature that would give rise to the filing of a lien and Landlord shall have the right to post on the Premises notices of nonresponsibility. If any lien is filed for which Tenant is responsible and which Tenant fails to remove in accordance with the terms of this Section 10, Landlord may take such action as may be necessary to remove such lien and Tenant shall pay Landlord such amounts expended by Landlord together with interest thereon at the Applicable Interest Rate from the date of expenditure.

11. USE. The Premises shall be used only for the Permitted Uses and for no other uses and otherwise consistent with any applicable governmental laws, ordinances, statutes, orders and regulations and any declaration of covenants, conditions and restrictions or any supplement thereto which has been recorded in any official or public records with respect to the Premises or any portion thereof. Tenant shall comply with all applicable governmental laws, ordinances, and statutes and with the rules and regulations attached hereto as Exhibit E, together with such additional rules and regulations as Landlord may from time to time prescribe; provided that such additional rules and regulations do not contradict the terms of this Lease. Tenant shall not commit waste, overload the floors or structure of the Premises, subject the Premises to any use which would damage the same or raise or violate any insurance coverage, permit any unreasonable odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, take any action which would constitute a nuisance, take any action which would abrogate any warranties, or use or allow the Premises to be used for any


                                       22.

unlawful purpose. Tenant shall promptly comply with the reasonable requirements of any board of fire insurance underwriters or other similar body now or hereafter constituted.

12.      ENVIRONMENTAL MATTERS.

         12.1 Environmental Laws. As used herein, "Environmental Laws" means any and all federal, state or local laws, ordinances, rules, decrees, orders, regulations or court decisions relating to hazardous substances, hazardous materials, hazardous waste, toxic substances, environmental conditions on, under or about the Premises, or soil and ground water conditions, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the California Hazardous Waste Control Act, Cal. Health and Safety Code
Section 25100, et seq., the Carpenter-Presley-Tanner Hazardous Substances Account Act, Cal. Health and Safety Code Section 25300, et seq., the Safe Drinking Water and Toxic Enforcement Act, Cal. Health and Safety Code Section 25249.5, et seq., the Porter-Cologne Water Quality Control Act, Cal. Water Code
Section 13000, et seq., any amendments to the foregoing, and any similar federal, state or local laws, ordinances, rules, decrees, orders or regulations.

         12.2 Hazardous Materials. As used herein, "Hazardous Materials" means any chemical, compound, material, substance or other matter that: (a) is defined as a hazardous substance, hazardous material, hazardous waste or toxic substance under any Environmental Laws; (b) is controlled or governed by any Environmental Laws or gives rise to any reporting, notice or publication requirements hereunder, or gives rise to any liability, responsibility or duty on the part of Tenant or Landlord with respect to any third person hereunder; or (c) is flammable or explosive material, oil, asbestos, urea formaldehyde, radioactive material, nuclear medicine material, drug, vaccine, bacteria, virus, hazardous waste, toxic substance, or related injurious or potentially injurious material (by itself or in combination with other materials). Hazardous Materials shall not include prescription or over-the-counter drugs, or


                                       23.

other substances and materials commonly found in and about an office environment, nor shall Hazardous Materials include any substances that otherwise would be included in the foregoing definition but which are present on the Property as a result of Landlord's performance of the Base Building Work.

         12.3 Use. Tenant shall not cause, or allow any of Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants (collectively, "Tenant's Parties") to cause or permit, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises, except for
(i) the Hazardous Materials listed in Exhibit F, (ii) Hazardous Materials other than those listed on Exhibit F which have been approved in writing by Landlord and (iii) routine office and janitorial supplies in usual and customary quantities (collectively, "Permitted Hazardous Materials"); all of which shall be stored, used and disposed of in accordance with all applicable Environmental Laws. Landlord's approval under clause (ii) of the preceding sentence with respect to Tenant's use of any Hazardous Materials on the Premises shall not be unreasonably withheld. In no event shall Landlord withhold or revoke Landlord's consent to the Hazardous Materials described on Exhibit F attached hereto. Landlord may approve such use subject to reasonable conditions to protect the Premises and Landlord's interests. Landlord may withhold or revoke its approval under clause (ii) if Landlord determines that such proposed use involves a material risk of a release or discharge of Hazardous Materials or a violation of any Environmental Laws or that Tenant has not provided reasonable assurances of its ability to remedy such a violation and fulfill its obligations under this
Section 12.

         12.4 Compliance with Laws; Handling of Hazardous Materials. Tenant and Tenant's Parties shall strictly comply with, and shall maintain the Premises in compliance with, all Environmental Laws. Tenant shall obtain, maintain in effect and comply with the conditions of all permits, licenses and other governmental approvals required for Tenant's operations on the Premises under any Environmental Laws, including, but not limited to, the discharge of appropriately treated Hazardous Materials into or


                                       24.

through any sanitary sewer serving the Premises. At Landlord's request, Tenant shall deliver copies of, or allow Landlord to inspect, all such permits, licenses and approvals. To the extent Tenant marks such materials as proprietary or confidential, and such materials are not already a matter of public record, Landlord agrees to use Landlord's commercially reasonable efforts to keep the contents of such materials confidential, although Landlord's failure to maintain the confidentiality thereof shall not give rise to any right of Tenant to terminate this Lease, and provided further that nothing herein shall prevent Landlord from disclosing such permits to: (i) Landlord's employees, agents, consultants, contractors, lender, investors or insurance carriers to the extent necessary to perform the maintenance, repair and property management activities required of Landlord hereunder or (ii) any governmental agency to the extent required by law. Tenant shall be entitled to any rights or remedies available at law or in equity to prevent a disclosure of such confidential material, provided that the disclosure thereof shall not be considered a default by Landlord hereunder entitling the Tenant to termination of this Lease. All Hazardous Materials removed from the Premises shall be removed and transported by duly licensed haulers to duly licensed disposal facilities, in compliance with all Environmental Laws. Tenant shall perform any monitoring, investigation, clean-up, removal, detoxification, preparation of closure or other required plans and any other remedial work (collectively, "Remedial Work") required as a result of any release or discharge of Hazardous Materials during the Term of this Lease and affecting the Premises or any violation of Environmental Laws by Tenant, Tenant's Parties or any successor or sublessee of Tenant or Tenant's Parties. Landlord shall have the right to intervene in any governmental action or proceeding involving any Remedial Work performed by Tenant, and to approve performance of the work, in order to protect Landlord's interests. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to Hazardous Materials affecting the Premises without notifying Landlord and providing at least ten (10) business days' opportunity for Landlord to intervene.

         12.5 Compliance With Insurance Requirements. Tenant shall comply with the requirements of Landlord's and Tenant's insurers


                                       25.

regarding Hazardous Materials and with such insurers' recommendations based upon prudent industry practices regarding management of Hazardous Materials.

         12.6 Notice; Reporting. Tenant shall notify Landlord, in writing, within five (5) days after any of the following: (a) Tenant has knowledge, or has reasonable cause to believe, that any Hazardous Material other than Permitted Hazardous Materials has been released, discharged or is located on, under or about the Premises (or that Permitted Hazardous Materials have been released or discharged on the Premises in violation of applicable laws); (b) Tenant receives any order of a governmental agency requiring any Remedial Work pursuant to any Environmental Laws; (c) Tenant receives any warning, notice of inspection, notice of violation or alleged violation with respect to the Premises, or Tenant receives notice or knowledge of any proceeding, investigation of enforcement action with respect to the Premises, pursuant to any Environmental Laws; or (d) Tenant receives notice or knowledge of any claims made or threatened by any third party against Tenant or the Premises relating to any loss or injury resulting from Hazardous Materials affecting the Premises. If the potential risk of any of the foregoing events is material, Tenant shall deliver immediate oral notice to Landlord, in addition to written notice as set forth above. Tenant shall deliver to Landlord copies of all test results, reports and business or management plans required to be filed with any governmental agency pursuant to any Environmental Laws.

         12.7 Termination/Expiration. Upon termination or expiration of this Lease, Tenant shall, at Tenant's cost, remove any equipment, improvements or storage facilities utilized in connection with any Hazardous Materials and shall clean up, detoxify, repair and otherwise restore the Premises to a condition free of Hazardous Materials, to the extent the condition is caused by Tenant or any successor or sublessee of Tenant or their respective agents, contractors, employees, licensee or invitees.

         12.8 Indemnity. Tenant shall indemnify, protect, defend and hold harmless Landlord and its partners, members, officers, directors, shareholders, employees and agents from and against


                                       26.

any and all liabilities, claims, suits, judgments, actions, investigations, proceedings, costs and expenses (including reasonable attorneys' fees and court costs) arising out of or in connection with any default by Tenant with respect to any provisions of this Section 12 or directly or indirectly arising out of the use, generation, storage, release, disposal or transportation of Hazardous Materials by Tenant or Tenant's Parties on, under or about the Premises during the Term, including, but not limited to, all foreseeable and unforeseeable consequential damages and the cost of any Remedial Work attributable thereto. Any defense of Landlord pursuant to this Section 12 shall be by counsel reasonably acceptable to Landlord. Neither the consent by Landlord to the use, generation, storage, release, disposal or transportation of Hazardous Materials nor the strict compliance with all Environmental Laws shall excuse Tenant from Tenant's indemnification obligations pursuant to this Section 12. The foregoing indemnity shall be in addition to and not a limitation of the indemnification provisions of Section 8.4 of this Lease. Tenant's obligations pursuant to this
Section 12 shall survive the termination or expiration of this Lease.

         12.9 Entry and Inspection; Cure. Subject to the restrictions of Section
1.3 hereof, Landlord, and its agents, employees and contractors, shall have the right, but not the obligation, to enter the Premises at all reasonable times to inspect the Premises and Tenant's compliance with the terms and conditions of this Section 12, or to conduct investigations and tests regarding the presence of Hazardous Materials in violation of this Section 12. No prior notice to Tenant shall be required in the event of an emergency, or if Landlord has reasonable cause to believe that violations of this Section 12 have occurred, or if Tenant consents at the time of entry. In all other cases, Landlord shall give at least twenty-four (24) hours' prior notice to Tenant. Landlord shall have the right, but not the obligation, to remedy any violation by Tenant of the provisions of this Section 12 or to perform any Remedial Work which is necessary or appropriate as a result of any governmental order, investigation or proceeding. Tenant shall pay, upon demand, all costs incurred by Landlord in remedying such violations or performing all Remedial Work, plus interest thereon at the Interest Rate from the date of demand until the date paid by


                                       27.

Tenant, to the extent that the Remedial Work was required as a result of any release or discharge of Hazardous Materials by Tenant or Tenant's Parties. Tenant shall pay to Landlord such amount in advance of Landlord performing any such Remedial Work, based upon Landlord's reasonable estimate of the cost of the Remedial Work, and upon completion of such Remedial Work by Landlord, Tenant shall pay to Landlord any shortfall promptly after Landlord's written request therefor or Landlord shall refund to Tenant any excess deposit, as the case may be.

         12.10 Default. The unlawful release or unlawful discharge of any Hazardous Material or the violation of any Environmental Laws by Tenant or any successor or sublessee of Tenant shall be a material default by Tenant under this Lease. In addition to or in lieu of the remedies available under this Lease as a result of such default, Landlord shall have the right, without terminating this Lease, to require Tenant to suspend any portion of Tenant's operations and activities on the Premises which are the cause of the violation of Environmental Laws by Tenant until Landlord is satisfied that appropriate Remedial Work has been or is being adequately performed; Landlord's election of this remedy shall not constitute a waiver of Landlord's right thereafter to declare a default and pursue other remedies set forth in this Lease.

         12.11 Exclusion for Pre-Existing and Other Hazardous Materials. Notwithstanding anything to the contrary in this Section 12, Tenant shall have no obligations whatsoever to remove, remediate or indemnify, protect, defend or hold Landlord harmless from: (i) any Hazardous Materials on, in or under the Premises to the extent such Hazardous Materials were present at the Premises prior to the Commencement Date of this Lease and Tenant has not in any way contributed to the release, treatment or disposal of such Hazardous Materials on, under or about the Premises (including without limitation any discharge of Hazardous Materials from that certain hydrocarbon pipeline indentified in that certain Phase I Environmental Assessment dated December 1994 with respect to the Property) and (ii) any Hazardous Materials which Tenant can show tot he reasonable satisfaction of Landlord) are only present on the Premises due to the migration thereof through groundwater flowing from a real property that is contiguous to the Property.

                                       28.

13.      DAMAGE AND DESTRUCTION

         13.1 Casualty. If the Premises should be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice to Landlord. Within thirty (30) days after receipt thereof, Landlord shall notify Tenant whether such repairs can reasonably be made within three hundred sixty-five
(365) days from the date of such notice.

                  13.1.1 Less Than 365 Days. If the Premises should be damaged only to such extent that rebuilding or repairs can be reasonably completed within three hundred sixty-five (365) days, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage, Landlord shall repair the Premises, except that Landlord shall not be required to rebuild, repair or replace any alterations, partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by or for the benefit of Tenant except to the extent Landlord receives insurance proceeds covering such items from the policy maintained by Landlord pursuant to
Section 8.1 hereof. The Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Premises only to the extent rental abatement insurance proceeds are received by Landlord and the Premises are unfit for occupancy.

                  13.1.2 Greater Than 365 Days. If the Premises should be damaged to such extent that rebuilding or repairs cannot be reasonably completed in less than three hundred sixty-five (365) days, then either Landlord or Tenant may terminate this Lease by giving written notice thereof to the other within ten (10) days after notice from Landlord regarding the time period of repair; and this Lease and the obligation of Tenant to pay Rent shall be terminated as of the date Tenant vacates the Premises. In the event that neither Landlord nor Tenant elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair or replace any part of the alterations, partitions, fixtures, additions and


                                       29.

other improvements which may have been placed in, on or about the Premises by or for the benefit of Tenant except to the extent Landlord receives insurance proceeds covering such items from the policy maintained by Landlord pursuant to
Section 8.1 hereof). The Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Premises only to the extent rental abatement insurance proceeds are received by Landlord and the Premises are unfit for occupancy. In the event that Landlord should fail to complete such repairs within the period reasonably estimated for completion of the Building or repairs after the date upon which Landlord is notified by Tenant under Section 13.1 (such period to be extended for delays caused by Tenant or because of any event of force majeure, as defined in Exhibit C), Tenant may, within ten (10) days after the expiration of such repair or rebuilding period, terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy (but without waiving Tenant's rights to certain insurance proceeds pursuant to
Section 13.6 hereof), whereupon all rights hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such notice.

         13.2 Tenant's Fault. If any portion of the Premises is damaged resulting from the fault, negligence or breach of this Lease by Tenant or any of Tenant's Parties, Rent shall not be diminished or abated during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such loss or Rent or cost is not covered by insurance proceeds.

         13.3 Uninsured Casualty. In the event that any portion of the Premises is damaged and is not fully covered by insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Tenant shall have the right to terminate this Lease by delivering written notice of termination to Landlord within thirty (30) days after the date of notice to Tenant of any such event. In the event that Tenant does not elect to terminate this Lease, Landlord shall have the right to terminate this Lease by delivering written notice to Tenant within thirty (30) days after such election by Tenant or Tenant's failure to elect, as


                                       30.

applicable, whereupon all rights and obligations shall cease and terminate hereunder, except to the extent such rights and obligations expressly survive the termination of this Lease pursuant to its terms.

         13.4 Tenant's Right to Defeat Termination. Notwithstanding anything to the contrary herein, provided that: (i) no Event of Default by Tenant exists and no event exists for which Tenant has been given written notice by Landlord of a default by Tenant under this Lease, (ii) Protein Design Labs, Inc., or a Permitted Affiliate of Protein Design Labs, Inc. is in occupancy of seventy-five percent (75%) of the Premises, (iii) as of the date Landlord seeks to terminate the Lease, at least two (2) years remain in the Term of this Lease (provided that Tenant may exercise Tenant's right to an Extension Term provided for in
Section 18 hereof at the time of the Continuation Notice in order to satisfy the condition described in this subsection (iii)), then Tenant may render Landlord's decision to terminate this Lease pursuant to this Section 13 only null and void and cease its effectiveness by providing Landlord, (a) within ten (10) days of receipt of Landlord's termination notice, with written notice (a "Continuation Notice") thereof, and (b) within thirty (30) days of receipt of Landlord's termination notice, immediately available funds or such other security as is reasonably acceptable to Landlord that funds from Tenant are available to Landlord in an amount equal to the portion of the cost of rebuilding the Premises for which Landlord does not receive insurance proceeds. If Tenant shall properly provide Landlord with a Continuation Notice and rebuilding funds or security pursuant to this Section 13.4, then Landlord shall use such funds supplied by Tenant (without obligation of reimbursement to Tenant, except that Landlord shall reimburse Tenant from any such funds delivered to Landlord by Tenant in excess of the actual cost to rebuild the Premises not actually reimbursed to Landlord from available insurance proceeds) to promptly commence and diligently prosecute to completion the repairs to the Premises and Tenant Improvements. The Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Premises only to the extent rental abatement insurance proceeds are received by Landlord. Landlord acknowledges and agrees that, pursuant to the terms of this Lease, Landlord is maintaining only


                                       31.

twelve (12) months worth of rental abatement insurance and that, if such insurance is not available for any reason whatsoever, the Rent due hereunder shall not abate notwithstanding the fact that the Premises may be unfit for occupancy.

         13.5 Damage or Destruction Near End of Term. If the Premises is damaged or destroyed during the last twelve (12) months of the Term of the Lease, and the Premises cannot be fully repaired or restored by Landlord within sixty (60) days after the date of the damage or destruction, either Landlord or Tenant may terminate this Lease upon notice to the other, provided that Landlord may not exercise its rights to terminate this Lease under this Section 13.5 if Tenant has already exercised Tenant's right to either the First Extension Term or Second Extension Term, as relevant, pursuant to the terms of Section 18.1 hereof.

         13.6 Tenant's Limited Rights to Insurance Proceeds Relating to Tenant Improvements Paid for by Tenant. Notwithstanding anything to the contrary herein, if the Premises is damaged by casualty and, as a result thereof, this Lease is terminated by Landlord (and not Tenant) pursuant to the terms of
Section 13.1 or 13.3 hereof, then Tenant shall be entitled to payment from Landlord of one hundred percent (100%) of the lesser of: (i) the Unamortized Tenant Improvement Costs, or (ii) the Excess Insurance Proceeds. The "Unamortized Tenant Improvement Costs" shall be calculated by taking the hard costs of building the Tenant Improvements (i.e., excluding the costs of designs, insurance and permits) actually paid for by Tenant (which costs shall be shown on a written statement thereof executed by Landlord and Tenant within thirty
(30) days after the completion of the phase of tenant improvements in question) and amortizing the amount thereof over the initial Term of the Lease on a straight line basis, without interest thereon. The Unamortized Tenant Improvement Costs shall be the remaining unamortized portions of such costs at the time the Lease is terminated. As used herein, the "Excess Insurance Proceeds" shall mean any property insurance proceeds actually received by Landlord with respect to such casualty which are in excess of the sum of: (a) the amount of any debt secured by the Premises, and (b) any positive amount remaining after subtracting the amount of any such debt from the cost of rebuilding the Premises (excluding


                                       32.

therefrom the hard costs of building the Tenant Improvements actually paid for by Tenant). Notwithstanding the foregoing, in no event shall Tenant be entitled to any Excess Insurance Proceeds for any Tenant Improvements: (1) which are undamaged by the casualty and which Tenant removes from the Premises upon the termination of this Lease, or (2) to the extent that Tenant has the right to remove the relevant Tenant Improvement at the end of the Term, the Tenant Improvement is not damaged by the casualty, yet Tenant elects not to remove such Tenant Improvement.

         13.7 Waiver. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law.

14.      EMINENT DOMAIN.

         14.1 Total Condemnation. If all of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), this Lease shall terminate as of the date of title vesting in such proceeding and Rent shall be adjusted to the date of termination.

         14.2 Partial Condemnation. If any portion of the Premises is Condemned and such partial condemnation renders the Premises unusable for Tenant's business, this Lease shall terminate as of the date of title vesting or order of immediate possession in such proceeding and Rent shall be adjusted to the date of termination. If such partial condemnation does not render the Premises unusable for the business of Tenant, Landlord shall promptly restore the Premises to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting Rent shall be adjusted, as reasonably determined by Landlord.

         14.3 Award. If the Premises are wholly or partially Condemned, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided


                                       33.

that Tenant shall have the right to recover from the condemning authority such compensation as may be separately awarded to Tenant: (i) in connection with costs incurred by Tenant in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location, (ii) for the interruption of Tenant's business or its moving costs, (iii) for loss of Tenant's goodwill; or (iv) for any temporary taking where this Lease is not terminated as a result of such taking. Tenant shall also have the right to make a separate claim to the condemning authority, as long as the condemnation award payable to Landlord is not reduced thereby, for one hundred percent (100%) of any Unamortized Tenant Improvement Costs, except to the extent that Tenant has the right to remove the relevant Tenant Improvement at the end of the Term, yet Tenant elects not to do so.

         14.4 Temporary Condemnation. In the event of a temporary condemnation for less than one hundred eighty (180) days, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost of performing any obligations required of Tenant with respect to the surrender of the Premises. A condemnation for a period of one hundred eighty
(180) days or longer shall be considered a partial or total condemnation, as relevant, and shall be provided in this Section 14 above.

15.      DEFAULT

         15.1 Events of Defaults. The occurrence of any of the following events shall, at Landlord's option, constitute an "Event of Default":

                  15.1.1 Vacation; Abandonment. Vacation or abandonment of the Premises for a period of thirty (30) consecutive days, and Tenant waives any right to notice Tenant may have under applicable law;

                  15.1.2 Failure to Pay Rent. Failure to pay Rent on the date when due and the continuation of such failure for five (5) business days following written notice of such delinquency;

                  15.1.3 Failure to Perform. Failure to perform


                                       34.

Tenant's covenants hereunder (except default in the payment of Rent); provided, if such default is susceptible of cure and Tenant has promptly commenced the cure of such default and is diligently prosecuting such cure to completion, then the same must remain uncured for thirty (30) days after written notice thereof from Landlord; provided further that if the nature of the default is such that it cannot reasonably be cured within thirty (30) days, then no Event of Default shall be deemed to have occurred so long as Tenant commences such cure within thirty (30) days after receipt of notice of default and thereafter diligently prosecutes such cure to completion;

                  15.1.4 Bankruptcy. The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold; or

                  15.1.5 Material Misrepresentations. The making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease if such misrepresentations were made with respect to a material aspect of Landlord's decision to enter into or how to enforce the terms of this Lease with Tenant.

         15.2     Remedies.

                  15.2.1 Termination. In the event of the occurrence of any Event of Default, Landlord shall have the right to give a written termination notice to Tenant in accordance with


                                       35.

applicable laws and, on the date specified in such notice, this Lease shall terminate unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other Events of Default at the time existing shall have been fully remedied to the reasonable satisfaction of Landlord.

                           15.2.1.1  Repossession.  Following termination,
without prejudice to other remedies Landlord may have, Landlord may (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

                           15.2.1.2  Unpaid Rent.  Landlord shall have all the
rights and remedies of a landlord provided by applicable law, including the right to recover from Tenant: (a) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination, (b) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (c) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and (d) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. The phrase "worth, at the time of award," as used in (a) and
(b) above, shall be computed at the Applicable Interest Rate on the twenty-fifth
(25th) day of the month preceding the date of this Lease, and as used in (c) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one


                                       36.

percent (1%).

                  15.2.2 Continuation. Even though an Event of Default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession; and Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may, during the period Tenant is in default, enter the Premises and relet the same, or any portion thereof, to third parties for Tenant's account and Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises and like costs. Reletting may be for a period shorter or longer than the remaining Term. Tenant shall continue to pay the Rent on the date the same is due. Landlord has the remedy described in California Civil Code Section 1951.4 (i.e., Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

                  15.2.3 Application of Rent. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. In the event that Landlord elects to relet the Premises following an Event of Default, the rent and any other amounts that Landlord receives from reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent and Operating Expenses and Real Property Taxes; second, all costs, including maintenance, incurred by Landlord in reletting; and, third, Base Rent and Operating Expenses and Real Property Taxes under this Lease. After deducting the payments referred to above, any sum remaining from the rental and any other amounts Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. If, on the date Rent is due under this


                                       37.

Lease, the rent and any other amounts received from the reletting is less than the Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs, including maintenance, Landlord incurred in reletting that remain after applying the rent and any other amounts received from reletting as provided hereinabove. So long as this Lease is not terminated following an Event of Default, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the Applicable Interest Rate from the date of such expenditure.

         15.3 Cumulative. Each right and remedy of Landlord provided for herein or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

16.      ASSIGNMENT AND SUBLETTING.

         16.1 Consent Required. Except as otherwise provided for in Section 16.4, Tenant shall not assign or sublet, whether voluntarily or involuntarily or by operation of law, the Premises or any part thereof without Landlord's prior written approval, which approval shall not be unreasonably withheld. The transfer of any controlling or managing ownership or beneficial interest in Tenant shall constitute an assignment hereunder. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice thirty (30) days prior to the anticipated effective date of the assignment or sublease. Landlord shall then have a period of ten (10) business days following receipt of such notice and all related documents and agreements associated with the assignment or sublease,


                                       38.

including without limitation, the financial statements of any proposed assignee or subtenant, to notify Tenant in writing that Landlord elects: (1) to permit Tenant to assign this Lease or sublet such space; or (2) to disapprove such proposed assignment or subletting (in which case Landlord shall provide Tenant with Landlord's reasons for such disapproval). This Lease may not be assigned by operation of law. Any purported assignment or subletting contrary to the provisions hereof shall be void.

         16.2 Bonus Rent. If Tenant receives monthly rent or other consideration for any transfer in excess of the monthly Rent due under this Lease or, in case of the sublease of a portion of the Premises, in excess of the monthly Rent that is fairly allocable to such portion, Tenant shall pay to Landlord fifty percent (50%) of the difference between each payment of monthly rent or other consideration and the monthly Rent due hereunder. Prior to allocating between Landlord and Tenant any monthly rent or other consideration paid by any assignee or subtenant, in addition to deducting the monthly Rent that is allocable to the portion of the Premises subject to the assignment or sublease, the amortized portion of the Transfer Expenses (as hereinafter defined) shall also be deducted from the monthly rent or other consideration payable by the assignee or subtenant in connection with the assignment or sublease. The transfer expenses (the "Transfer Expenses") shall consist of (i) the actual, documented and reasonable out-of-pocket costs paid or incurred by Tenant for attorneys' fees and brokerage commissions in connection with the assignment or subletting, (ii) the actual and documented out-of-pocket costs paid by Tenant for improvements in connection with the subletting or assignment, and (iii) an amount equal to the product of (A) the amount of the Tenant Improvements (defined in Exhibit C) constructed in the Premises and paid for by Tenant (excluding those Tenant Improvements paid for out of the Tenant Improvement Allowance (defined in Exhibit C)) and (B) a fraction, the numerator of which is the number of months remaining in the original Term and the denominator of which is one hundred forty-seven (147) (i.e., the number of months in the original Term); provided, however, the total amount of Transfer Expenses described in (i) and (ii) above shall not exceed Ten Dollars ($10.00) per rentable square foot of the sublet space or assigned Premises. The Transfer Expenses shall be amortized on a


                                       39.

straight-line basis without interest over the remaining Term. Landlord may, without waiving any rights or remedies, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the preceding sentence.

         16.3 New Release. In the event Tenant assigns all or any part of its interest in this Lease or subleases all or any portion of the Premises, Tenant shall continue to be liable as a principal, and not as a guarantor or surety, to the same extent as though no assignment or subletting had been made. Landlord may consent to subsequent assignments or subletting of this Lease by assignees of Tenant without notifying Tenant or any successor of Tenant and without obtaining their consent. No permitted transfer shall be effective until there has been delivered to Landlord a counterpart of the transfer instrument. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises.

         16.4 Consent Not Required. Notwithstanding anything to the contrary contained in this Section 16, an assignment or subletting of all or any portion of the Premises to or by a "Permitted Affiliate" (defined below) shall not be deemed an assignment or subletting under this Lease and, as a result, shall not be subject to Landlord's consent or Landlord's right to receive excess rent in connection with the assignment or subletting. Tenant shall provide Landlord with not less than ten (10) days' prior written notice of any assignment or subletting to a Permitted Affiliate. As used in this Lease, the term "Permitted Affiliate" shall mean (i) any person, corporation or other entity which is controlled by, controls, or is under common control with Tenant, or (ii) any entity which merges or consolidates with Tenant or acquires all or substantially all of Tenant's stock or assets, provided that such person, corporation or entity has a net worth as of the effective date of such transfer sufficient to fulfill the obligations of the tenant under this Lease, or in the case of a sublease, sufficient to fulfill the obligations of the sublessee under such sublease. The term "Control" as used in this Section 16 shall mean the possession, direct or indirect, of the power to direct or cause


                                       40.

the direction of the management and policies of a person or entity.

17.      ESTOPPEL, ATTORNMENT AND SUBORDINATION.

         17.1 Estoppel. Within ten (10) business days after request by Landlord, Tenant shall deliver an estoppel certificate duly executed (and acknowledged if required by any lender), in the form attached hereto as Exhibit G, to any proposed mortgagee, purchaser or Landlord. Tenant's failure to deliver said statement in such time period shall be conclusive upon Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder; and (c) no more than one period's Base Rent has been paid in advance. Landlord reserves the right to substitute a different but reasonable form of estoppel certificate upon the request of any proposed mortgagee or purchaser. If any financier should require that this Lease be amended (other than in the description of the Premises, the Term, the Permitted Use, the Rent or as will significantly and adversely affect the rights or increase the obligations of Tenant), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease supplement embodying such amendments. Tenant shall, within ten (10) business days after the receipt of Landlord's notice, execute the tendered Lease supplement. Within ten (10) business days after request by Tenant, Landlord shall deliver an estoppel certificate duly executed (and acknowledged if required by any lender) stating that (a) this Lease is in full force and effect, without modification except as may be represented by Tenant; (b) there are no uncured defaults in Tenant's performance and Landlord has no claims against Tenant hereunder; and (c) no more than one period's Base Rent has been paid in advance.

         17.2 Attornment. In the event of a foreclosure proceeding, the exercise of the power of sale under any mortgage or deed of trust or the termination of a ground lease, Tenant shall, if requested, attorn to the purchaser thereupon and recognize such purchaser as Landlord under this Lease; provided, however, Tenant's obligation to attorn to such purchaser shall be


                                       41.

conditioned upon Tenant's receipt of a non-disturbance agreement which provides that the purchaser will not disturb Tenant's occupancy so long as there is no Event of Default by Tenant.

         17.3 Subordination. This Lease shall be subject and subordinate to all ground leases and the lien of all mortgages and deeds of trust which now or hereafter affect the Premises or Landlord's interest therein (collectively, the "Senior Liens"), or on or against all such ground leases, and all amendments thereto, all without the necessity of Tenant's executing further instruments to effect such subordination. If requested, Tenant shall execute whatever documentation may be reasonably required to further effect the provisions of this paragraph. Within thirty (30) days after the Effective Date, Landlord shall provide Tenant, at Tenant's expense, with a subordination and non-disturbance agreement in the form attached hereto as Exhibit H executed by the existing beneficiary under the deed of trust encumbering this Property.

18.      EXTENSION OPTION.

         18.1 Option to Extend. Tenant shall have two (2) options to extend the Term for a period of five (5) years each (hereinafter referred to as the "First Extension Term" and the "Second Extension Term", respectively), provided that at the time Tenant's Extension Notice (defined below) is given and at the time the First Extension Term and the Second Extension Term (each of which are sometimes hereinafter referred to as the "Extension Term") is to commence (i) no Event of Default by Tenant exists and no event exists for which Tenant has been given written notice by Landlord of a default by Tenant under this Lease and (ii) Protein Design Labs, Inc., or a Permitted Affiliate of Protein Design Labs, Inc., is in occupancy of at least seventy-five percent (75%) of the Premises. Tenant shall exercise such option, if at all, by written notice ("Tenant's Extension Notice") to Landlord not later than twelve (12) months, nor earlier than fifteen (15) months, prior to the expiration of the original Term or the First Extension Term, as the case may be. Tenant's failure to deliver Tenant's Extension Notice to Landlord in a timely manner shall be deemed a waiver of Tenant's option to extend the Term and any future extension option shall lapse and


                                       42.

be of no force or effect.

         18.2     Exercise of Option.

                  18.2.1 First Extension Term. If Tenant exercises its extension option for the First Extension Term, the Term shall be extended for an additional period of five (5) years on all of the terms and conditions of this Lease, except (i) Tenant's options to further extend the Term shall be reduced in number by one, (ii) the monthly Base Rent at the commencement of the First Extension Term shall be the greater of (A) the "Fair Market Rent" prevailing at the commencement of the First Extension Term or (B) the monthly Base Rent in effect at the end of the original Term. Tenant shall be responsible for all brokerage costs and/or finder's fees associated with Tenant's exercise of its option to extend the Term made by parties claiming through Tenant. Landlord shall be responsible for all brokerage costs and/or finder's fees associated with Tenant's exercise of its option to extend the Term made by parties claiming through Landlord.

                  18.2.2 Second Extension Term. If Tenant exercises its extension option for the Second Extension Term, the Term shall be extended for an additional period of five (5) years on all of the terms and conditions of this Lease, except (i) Tenant shall have no further option to extend the term of this Lease, (ii) the monthly Base Rent at the commencement of the Second Extension Term shall be the greater of (A) the "Fair Market Rent" prevailing at the commencement of the Second Extension Term or (B) the monthly Base Rent in effect at the end of the First Extension Term. Tenant shall be responsible for all brokerage costs and/or finder's fees associated with Tenant's exercise of its option to extend the Term made by parties claiming through Tenant. Landlord shall be responsible for all brokerage costs and/or finder's fees associated with Tenant's exercise of its option to extend the Term made by parties claiming through Landlord.

         18.3     Determination of Fair Market Rent.

                  18.3.1 Agreement on Rent. For the purposes of this Amendment, "Fair Market Rent" means the fair market monthly Base


                                       43.

Rent, including adjustments thereto, expected to prevail as of the commencement of the Extension Term with respect to leases of industrial/research and development space within buildings located in Ardenwood Corporate Commons in Fremont, California, of a quality and age and with interior improvements (other than the laboratory and specialized improvements constructed and paid for by Tenant), parking, site amenities, building systems, location, identity and access all comparable to that of the Premises, for a term of approximately five
(5) years. Within five (5) days after Landlord's receipt of Tenant's Extension Notice, Landlord and Tenant shall meet in an attempt to determine the Fair Market Rent for the Premises. If Landlord and Tenant are unable to agree on the Fair Market Rent for the Premises within thirty (30) days of the date that Landlord receives Tenant's Extension Notice, then the Fair Market Rent for the Premises shall be determined in accordance with the terms of Section 18.3.3 below.

                  18.3.2 Selection of Appraisers. If Landlord and Tenant are unable to agree as to the Fair Market Rent within the aforementioned thirty (30) day period as evidenced by a written amendment to the Lease executed by them, then, within ten (10) days after the expiration of the thirty (30) day period, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested real estate appraiser with membership in the Appraisal Institute and M.A.I. designation and with at least five (5) years' full-time commercial appraisal experience in the Fremont area to appraise and set the monthly Base Rent during the Extension Term. If either Landlord or Tenant does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the monthly Base Rent during the Extension Term. If two (2) appraisers are appointed by Landlord and Tenant as stated in this Section, they shall attempt to select a third appraiser meeting the qualifications stated in this Section within ten (10) days. If they are unable to agree on the third appraiser, either Landlord or Tenant, by giving ten (10) days' notice to the other party, can apply to the then president of the real estate board of the county in which the Buildings are located, or to the Presiding Judge of the Superior Court of the county in which the Buildings are located, for the


                                       44.

selection of a third appraiser who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant.

                  18.3.3 Value Determined By Three (3) Appraisers. The Appraisers shall determine the Fair Market Rent by using the "Market Comparison Approach" with the relevant market being buildings located in Ardenwood Corporate Commons, in Fremont, California, of a quality and age and with interior improvements (other than those constructed and paid for by Tenant), parking, site amenities, building systems, location, identity and access all comparable to that of the Premises. Within thirty (30) days after the selection of the third appraiser, Landlord's appraiser shall arrange for the simultaneous delivery to Landlord of written appraisals from each of the appraisers and the three (3) appraisals shall be added together and their total divided by three
(3); the resulting quotient shall be the monthly Base Rent for the Premises during the Extension Term. If, however, the low appraisal and/or the high appraisal are/is more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2); the resulting quotient shall be the monthly Base Rent for the Premises during the Extension Term. If both the low appraisal and the high appraisal are disregarded as stated in this Section, the middle appraisal shall be the monthly Base Rent for the Premises during the Extension Term.

                  18.3.4 Notice to Landlord and Tenant. After the monthly Base Rent for the Extension Term has been set, the appraisers immediately shall notify Landlord and Tenant, and Landlord and Tenant immediately shall execute an amendment to the Lease stating the monthly Base Rent.


19.      MISCELLANEOUS.

                                       45.

         19.1     General.

                  19.1.1 Entire Agreement. This Lease sets forth all the agreements between Landlord and Tenant concerning the Premises; and there are no agreements either oral or written other than as set forth herein.

                  19.1.2 Time of Essence.  Time is of the essence of this Lease.

                  19.1.3 Attorneys' Fees. In any action which either party brings to enforce its rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party including reasonable attorneys' fees, to be fixed by the court, and said costs and attorneys' fees shall be a part of the judgment in said action.

                  19.1.4 Severable. If any provision of this Lease or the application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

                  19.1.5 Law. This Lease shall be construed and enforced in accordance with the laws of the State of California.

                  19.1.6 No Option. Submission of this Lease to Tenant for examination or negotiation does not constitute an option to lease, offer to lease or a reservation of, or option for, the Premises; and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and Tenant.

                  19.1.7 Successors and Assigns. This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord, Permitted Affiliates to whom the Lease has been assigned and, to the extent assignment is approved by Landlord, the other successors and assigns of Tenant.

                  19.1.8  Third Party Beneficiaries.  Nothing herein is

                                       46.

intended to create any third party benefit.

                  19.1.9 Memorandum of Lease. Tenant shall not record this Lease or a short form memorandum hereof without Landlord's prior written consent.

                  19.1.10 Agency, Partnership or Joint Venture. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease or any acts of the parties hereto shall be deemed to create any relationship other than the relationship of landlord and tenant.

                  19.1.11 Merger. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

                  19.1.12 Waiver of Jury Trial. The parties hereto each waive trial by jury in any action or other proceeding (including counterclaims), whether at law or equity, brought by one party against the other on matters arising out of or in any way related to or connected with this Lease.

         19.2 Signs. Tenant shall have the right to construct an exterior sign on each of the Buildings in front of the entrance to the Buildings, displaying its corporate name and logo. The location, design and materials of any such signs shall be subject to the prior written approval of Landlord, which consent shall not be unreasonably withheld. All signs and graphics of every kind visible from the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to (i) any applicable governmental laws, ordinances and regulations (ii) any covenants, conditions and restrictions now or hereinafter recorded against the Property and (iii) in compliance with Landlord's signage program. Tenant shall remove all such signs and graphics upon the termination of this Lease. Such


                                       47.

installations and removals shall be made in such manner as to avoid injury or defacement of the Premises; and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by such installation or removal.

         19.3 Waiver. No waiver of any default or breach hereunder shall be implied from any omission to take action on account thereof, notwithstanding any custom and practice or course of dealing, and no waiver shall affect any default other than the default specified in the waiver and then said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant shall not be construed as a waiver of any subsequent breach of the same. No waiver by either party of any provision under this Lease shall be effective unless in writing and signed by such party.

         19.4 Financial Statements. Tenant shall provide to any lender, purchaser or Landlord, within ten (10) days after request, a current, accurate, certified financial statement for Tenant and Tenant's business prepared under generally accepted accounting principles consistently applied and such other certified financial information as may be reasonably required by Landlord, purchaser or any lender of either; provided that so long as the stock of Tenant is traded on a public exchange, Tenant shall be deemed to have satisfied Tenant's obligations hereunder by providing Landlord with Tenant's most recent annual filings and any subsequent quarter filings with the Securities and Exchange Commission.

         19.5 Limitation of Liability. The obligations of Landlord under this Lease are not personal obligations of the individual partners, directors, officers, shareholders, agents or employees of Landlord; and Tenant shall look solely to Landlord's interest in the Premises (including sales and insurance proceeds) for satisfaction of any liability and shall not look to other assets of Landlord nor seek recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest, Landlord shall be automatically released from performance under this Lease of obligations arising after the date of the transfer and the transferee of Landlord's interest shall assume all


                                       48.

liabilities and obligations of Landlord hereunder from the date of such transfer.

         19.6 Notices. All notices to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or delivered by personal or courier delivery, or sent by facsimile, provided that receipt of a facsimile transmission is confirmed, whether orally, electronically or otherwise (immediately followed by one of the preceding methods), to Landlord's Address and Tenant's Address, or to such other place as Landlord or Tenant may designate in a written notice given to the other party. Notices shall be deemed served upon the date of actual receipt or refusal of delivery.

         19.7 Brokerage Commission. Landlord shall pay a brokerage commission to Broker in accordance with a separate agreement between Landlord and Broker. Tenant warrants to Landlord that Tenant's sole contact with Landlord or with the Premises in connection with this transaction has been directly with Landlord and Broker, and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Tenant. Tenant and Landlord, respectively, shall each indemnify, defend by counsel acceptable to the other, protect and hold each other harmless from and against any loss, cost or expense, including, but not limited to, attorneys' fees and costs, resulting from any claim for a fee or commission by any broker or finder in connection with the Premises and this Lease other than Broker.

         19.8 Authorization. Either party hereto shall furnish to the other, within ten (10) days after written request, evidence satisfactory to the other that the person who executed this Lease on its behalf was duly authorized to do so. Each individual executing this Lease represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of the entity for which it signs and that such execution is binding upon such entity.

         19.9     Holding Over; Surrender.

                  19.9.1 Hold Over. If Tenant holds over the Premises


                                       49.

or any part thereof after expiration of the Term, such holding over shall constitute a month-to-month tenancy, at a rent equal to one hundred fifty percent (150%) of the Base Rent in effect immediately prior to such holding over. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease.

                  19.9.2 Surrender. Upon the termination of this Lease or Tenant's right to possession of the Premises, Tenant will surrender the Premises, together with all keys, in the same condition the Premises was in immediately following the completion of the Tenant Improvements, reasonable wear and tear and damage caused by Landlord or Landlord's agents, employees or contractors excepted. Tenant shall remove all of Tenant's equipment, trade fixtures and personal property from the Premises prior to the expiration of this Lease. Tenant shall have the right to remove any lab benches, fume hoods, cold rooms and other equipment in the Premises provided that the same (i) was paid for and installed by Tenant, (ii) can be removed without materially and adversely affecting the structure of the Buildings or any of the building systems, and (iii) Tenant shall repair any damage caused to the Premises as a result of such removal, including repair of surfaces exposed by such removal that are not finished with materials consistent with adjacent surfaces. Tenant shall repair any damage caused to the Premises as a result of Tenant's removal of its equipment, trade fixtures and personal property, including restoring unimproved surfaces in a manner consistent with adjacent surfaces. Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements or due to damage from nails or stains shall not be deemed "reasonable wear and tear."

         19.10 Joint and Several. If Tenant consists of more than one person, the obligation of all such persons shall be joint and several.

         19.11 Covenant of Quiet Enjoyment. Landlord covenants with Tenant that, subject to the rights of the holders of any Prior Liens, so long as no Event of Default on the part of Tenant has occurred hereunder, Tenant shall and may peaceably and


                                       50.

quietly have, hold and enjoy the Premises for the Term of this Lease, and any renewals or extensions thereof

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.

                              "Landlord"

                               ARDENSTONE LLC,
                               a Delaware limited liability company



                               By:
                                   --------------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Its:
                                        ---------------------------------------


                              "Tenant"

                               PROTEIN DESIGN LABS, INC.,
                               a Delaware corporation



                               By:
                                   --------------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Its:
                                        ---------------------------------------


                                       51.

                                    EXHIBIT A

                                    PROPERTY




REAL PROPERTY in the City of Fremont, County of Alameda, State of California, described as follows: Parcel 16, Parcel Map 4483, filed March 28, 1985, Map Book 152, Page 78, Alameda County Records.



A.P. Nos. 543-0439-108 (portion of Parcel 16)
          543-0439-109 (remainder of Parcel 16)

                                   EXHIBIT B-1



                                [Diagram of Lot]










                                   EXHIBIT B-1

                                   EXHIBIT B-2

                                   BUILDING B





                                [Diagram of Lot]










                                   EXHIBIT B-2

                                    EXHIBIT C

                                   WORK LETTER

         This Work Letter sets forth Landlord's and Tenant's responsibilities, respectively, for the construction of the Premises.

         I. Defined Terms. Unless provided to the contrary herein, the following defined terms shall have the meanings set forth below and the remaining defined terms shall have the meanings set forth in the Lease:

         Landlord's Representative:         Michael E. Tamas

         Tenant's Representative:           Ann Lambrecht

         Tenant Improvement
         Allowance:                         Twenty Dollars ($20.00) per rentable
                                            square foot of space in the
                                            Buildings.

         Minimum Tenant Improvement
         Contribution:                      Sixty Dollars ($60.00) per
                                            rentable square foot of space in
                                            the Buildings.

         II.      Base Building Work.

                  A. Construction. Landlord, at its sole cost and expense, shall arrange for the construction by Landlord's contractor ("Landlord's Contractor") of (i) a single-story building (the "Building A Shell") of concrete "tilt-up" construction, consisting of approximately forty-seven thousand seven hundred (47,700) rentable square feet of space, (ii) a single-story building (the "Building B Shell") of concrete "tilt-up" construction, consisting of approximately forty-four thousand one hundred (44,100) rentable square feet of space, (iii) a


                                  EXHIBIT C-1
parking lot (the "Parking Lot") located on the Property, containing not less than three hundred forty-two (342) parking spaces, (iv) landscaping of the Property and (v) the performance of certain site work. The Building A Shell and the Building B Shell are collectively referred to as the "Building Shells". The Building Shells shall each be constructed substantially in accordance with the plans and specifications attached hereto as Exhibit C-1 and incorporated herein by reference, as the same may be modified as a result of the permit approval process. The construction of the Building Shells and the Parking Lot and landscaping and site work is hereinafter referred to as the "Base Building Work"

                  B. Costs. Landlord shall pay for all fees incurred in connection with the Base Building Work, including architectural, engineering, consultant, utility, loan, development, transaction and building permit and impact fees. Tenant shall not be required to pay to Landlord any supervision fee, overhead or profit in connection with Landlord's construction of the Base Building Work.

                  C. Delivery Condition. The Premises shall be deemed "Substantially Complete" when Landlord's Contractor has substantially completed the Building Shells, even though minor items may remain to be installed, finished or corrected, provided such minor items do not have any material effect on the ability of Tenant to utilize the Building Shells for their intended purpose. Landlord shall prepare, have certified by Landlord's architect ("Landlord's Architect") and deliver to Tenant a written statement certifying
(a) that the Premises is "Substantially Complete" in accordance with the terms of this Work Letter and (b) the date on which the Premises were Substantially Completed. The Premises shall be deemed to be in "Delivery Condition" upon (i) Substantial Completion (as evidenced by a statement from the Landlord's Architect), (ii) all utilities included within the Base Building Work are connected to the Building Shell, (iii) Landlord's notice to Tenant that the Premises are Substantially Complete. Landlord shall diligently complete any items of Base Building Work not completed when the Premises are in Delivery Condition. The parking lot and site work to be performed by Landlord's Contractor shall be completed



                                  EXHIBIT C-2
within ninety (90) days of the date the Premises are in Delivery Condition. In the event of any dispute as to whether the Premises are Substantially Complete, the statement of Landlord's Architect shall be conclusive.

         III.     Tenant Improvements.

                  A. Description of Improvements. Tenant shall arrange for the construction of certain improvements for the Permitted Uses in the Buildings and the construction of an exterior storage area on the Property not to exceed one thousand (1,000) square feet of space in a location approved by Landlord (collectively, the "Tenant Improvements"), which approval shall not be unreasonably withheld. The Tenant Improvements shall be constructed by Tenant's Contractor in accordance with plans and specifications prepared by Tenant's Architect (each as defined below) and shall conform with the outline specifications described in Exhibit B-2 attached hereto and incorporated herein by reference. The construction of the Tenant Improvements is hereinafter referred to as the "Tenant Improvement Work."

                  B. Construction Phases. The Tenant Improvement Work shall be completed in two (2) phases (hereinafter referred to as "Phase 1" and "Phase 2," respectively). Phase 1 shall consist of the construction of the Tenant Improvements (the "Phase 1 Tenant Improvements") in at least seventy-five percent (75%) or more of the total rentable square feet of space in the Premises. Phase 2 shall consist of the construction of the Tenant Improvements (the "Phase 2 Tenant Improvements") in the remainder of the rentable square feet of space in the Premises (i.e., the rentable square feet of space in the Premises that was not improved by Tenant during Phase 1).

                  C. Tenant's Architect and Contractor. Tenant shall notify Landlord in writing by the date set forth in Section IV below of the architect that Tenant proposes to prepare the plans and specifications and working drawings for the Tenant Improvements and the contractor that Tenant proposes to construct the Tenant Improvements. In addition, Tenant shall deliver to Landlord any information reasonably requested by Landlord concerning the proposed architect or contractor. Landlord shall



                                  EXHIBIT C-3
have the right to approve both the architect and the contractor proposed by Tenant, which approval shall not be unreasonably withheld. The architect selected by Tenant and approved by Landlord in connection with the Tenant Improvement Work is hereinafter referred to as "Tenant's Architect". The contractor selected by Tenant and approved by Landlord in connection with the Tenant Improvement Work is hereinafter referred to as "Tenant's Contractor". Both Tenant's Architect and Tenant's Contractor must be licensed to do business in California. Notwithstanding the foregoing, Landlord acknowledges that any of the potential Tenant's Architects and Tenant's Contractors listed on Schedule 1 attached hereto are pre-approved by Landlord, and the consent of Landlord thereto shall not be necessary, provided that Tenant shall provide Landlord with written notice of a Tenant's Architect and Tenant's Contractor promptly upon the selection thereof.

                  D.       Phase 1 Construction.

                           1. Phase 1 Preliminary Plans.  Tenant shall arrange
for Tenant's Architect to prepare preliminary plans and specifications (the "Phase 1 Preliminary Plans") for the Phase 1 Tenant Improvements and submit the Phase 1 Preliminary Plans to Landlord by the date set forth in Section IV below. Landlord shall approve or disapprove of the Phase 1 Preliminary Plans by written notice to Tenant within fifteen (15) days after Landlord's receipt of the Phase 1 Preliminary Plans. If Landlord disapproves of the Phase 1 Preliminary Plans, Tenant shall arrange for Tenant's Architect to revise the Phase 1 Preliminary Plans to address Landlord's comments and proposed changes thereto. Landlord shall review the revised Phase 1 Preliminary Plans and approve or disapprove of the revised Phase 1 Preliminary Plans within seven (7) days after Landlord's receipt thereof in accordance with the procedure provided above. If Landlord shall fail to respond to Tenant's request for approval or disapproval of the Phase 1 Preliminary Plans within the time periods provided for above, such approval shall be deemed to have been given.

                           2. Phase 1 Working Drawings.  Subject to obtaining
Landlord's approval of the Phase 1 Preliminary Plans,



                                  EXHIBIT C-4

Tenant shall arrange for Tenant's Architect to prepare working drawings and specifications, including architectural, mechanical, electrical, plumbing and other shop drawings (the "Phase 1 Working Drawings") for the Phase 1 Tenant Improvements based on the Phase 1 Preliminary Plans approved by Landlord. Landlord shall approve or disapprove of the Phase 1 Working Drawings by written notice to Tenant within thirty (30) days after Landlord's receipt of the Phase 1 Working Drawings. If Landlord disapproves of the Phase 1 Working Drawings, Landlord shall provide sufficient information to Tenant so that Tenant and Tenant's Architect may revise the Phase 1 Working Drawings. Landlord shall review the revised Phase 1 Working Drawings and approve or disapprove of the revised Phase 1 Working Drawings within twenty (20) days after Landlord's receipt thereof in accordance with the procedure provided above. The Phase 1 Working Drawings which have been approved by Landlord are hereinafter referred to as the "Approved Phase 1 Working Drawings". If Landlord shall fail to respond to Tenant's request for approval or disapproval of the Phase 1 Working Drawings within the time periods provided for above, such approval shall be deemed to have been given.

                           3. Changes.  Tenant may not make any changes to the
Approved Phase 1 Working Drawings without Landlord's prior written approval, which approval shall not be unreasonably withheld. All changes to the Approved Phase 1 Working Drawings must be in writing and signed by both Landlord and Tenant prior to the change being made. Notwithstanding the foregoing, Tenant shall have the right, without the need for Landlord's prior written consent, to make changes to the Approved Phase 1 Working Drawings that cost less than Fifty Thousand Dollars ($50,000) each (and less than One Hundred Thousand Dollars ($100,000) in the aggregate, provided that (a) such change does not materially adversely affect the economic value of the Phase 1 Tenant Improvements, (b) Tenant provides Landlord with prior written notice of such changes, and (c) such changes are otherwise performed in accordance with the terms of this Agreement. If Landlord shall fail to respond to a written request for any such change order within fifteen (15) days of receipt thereof, then such change order shall be deemed to have been approved. Tenant shall be responsible for all additional costs attributable to changes to the Approved Phase 1 Working Drawings requested by



                                  EXHIBIT C-5

Tenant, including, without limitation, additional architectural fees and increases in construction costs of the Building Shells or the Phase 1 Tenant Improvements.

                           4. Construction Contract. Tenant shall provide
Landlord with a copy of the construction contract to build the Phase 1 Tenant Improvements in accordance with the Approved Phase 1 Working Drawings, along with the estimate of Tenant and Tenant's Contractor of the cost of building the Phase 1 Tenant Improvements.

                  E.       Phase 2 Construction.

                           1. Phase 2 Preliminary Plans.  Tenant shall arrange
for Tenant's Architect to prepare preliminary plans and specifications (the "Phase 2 Preliminary Plans") for the Phase 2 Tenant Improvements and submit the Phase 2 Preliminary Plans to Landlord by the date set forth in Section IV below. Landlord shall approve or disapprove of the Phase 2 Preliminary Plans by written notice to Tenant within fifteen (15) days after Landlord's receipt of the Phase 2 Preliminary Plans. If Landlord disapproves of the Phase 2 Preliminary Plans, Tenant shall arrange for Tenant's Architect to revise the Phase 2 Preliminary Plans to address Landlord's comments and proposed changes thereto. Landlord shall review the revised Phase 2 Preliminary Plans and approve or disapprove of the revised Phase 2 Preliminary Plans within seven (7) days after Landlord's receipt thereof in accordance with the procedure provided above. If Landlord shall fail to respond to Tenant's request for approval or disapproval of the Phase 2 Preliminary Plans within the time periods provided for above, such approval shall be deemed to have been given.

                           2. Phase 2 Working Drawings.  Upon Landlord's
approval of the Phase 2 Preliminary Plans, Tenant shall arrange for Tenant's Architect to prepare working drawings and specifications, including architectural, mechanical, electrical, plumbing and other shop drawings (the "Phase 2 Working Drawings") for the Phase 2 Tenant Improvements based on the Phase 2 Preliminary Plans approved by Landlord. Landlord shall approve or disapprove of the Phase 2 Working Drawings by written notice


                                  EXHIBIT C-6
to Tenant within thirty (30) days after Landlord's receipt of the Phase 2 Working Drawings. If Landlord disapproves of the Phase 2 Working Drawings, Landlord shall provide sufficient information to Tenant so that Tenant and Tenant's Architect may revise the Phase 2 Working Drawings. Landlord shall review the revised Phase 2 Working Drawings and approve or disapprove of the revised Phase 2 Working Drawings within twenty (20) days after Landlord's receipt thereof in accordance with the procedure provided above. The Phase 2 Working Drawings which have been approved by Landlord are hereinafter referred to as the "Approved Phase 2 Working Drawings". If Landlord shall fail to respond to Tenant's request for approval or disapproval of the Phase 2 Working Drawings within the time periods provided for above, such approval shall be deemed to have been given.

                           3. Changes.  Tenant may not make any changes to the
Approved Phase 2 Working Drawings without Landlord's prior written approval, which approval shall not be unreasonably withheld. All changes to the Approved Phase 2 Working Drawings must be in writing and signed by both Landlord and Tenant prior to the change being made. Notwithstanding the foregoing, Tenant shall have the right, without the need for Landlord's prior written consent, to make changes to the Approved Phase 1 Working Drawings that cost less than Fifty Thousand Dollars ($50,000) each (and less than One Hundred Thousand Dollars ($100,000) in the aggregate, provided that (a) such change does not materially adversely affect the economic value of the Phase 2 Tenant Improvements, (b) Tenant provides Landlord with prior written notice of such changes, and (c) such changes are otherwise performed in accordance with the terms of this Agreement. If Landlord shall fail to respond to Tenant's request for approval or disapproval of the Phase 2 Preliminary Plans within fifteen (15) days, such approval shall be deemed to have been given.

                           4. Construction Contract.  Tenant shall provide
Landlord with a copy of the construction contract to build the Phase 2 Tenant Improvements in accordance with the Approved Phase 2 Working Drawings, along with the estimate of Tenant and Tenant's Contractor of the cost of building the Phase 2 Tenant Improvements.

                                  EXHIBIT C-7

         IV. Time Limits. The following maximum time limits and periods shall be allowed for the indicated matters:

                                                       Time Limit After
                Action                          Completion of Preceding Item
                ------                          -----------------------------
o   Tenant notifies Landlord of Tenant's      July 31, 1997
    proposed contractor and architect

o   Tenant submits Phase 1 Preliminary        September 1, 1997
    Plans to Landlord for approval

o   Landlord approves or disapproves of       Within fifteen (15) days after Landlord's receipt of
    Phase 1 Preliminary Plans                 the Phase 1 Preliminary Plans

o   Tenant submits Phase 1 Working Drawings   Within ninety (90) days after Landlord's approval of
    Landlord for approval                     to the Phase 1 Preliminary Plans

o   Landlord approves or disapproves of       Within thirty (30) days after Landlord's receipt of
    Phase 1 Working Drawings                  the Phase 1 Working Drawings

o   Tenant submits Phase 2 Preliminary        The date which is fifteen (15) months after the
    Plans to Landlord for approval            Commencement Date.

o   Landlord approves or disapproves of       Within fifteen (15) days after Landlord's receipt of
    Phase 2 Preliminary Plans                 the Phase 2 Preliminary Plans

o   Tenant submits Phase 2 Working Drawings   Within sixty (60) days after Landlord's approval of
    Landlord's approval                       the Phase 2 Preliminary Plans

o   Landlord approves or disapproves of       Within thirty (30) days after Landlord's receipt of
    Phase 2 Working Drawings                  the Phase 2 Working Drawings

o   Commencement of Construction of Phase     Eighteen (18) months after the Commencement Date
    II Tenant Improvements

                                  EXHIBIT C-8

    V. Cooperation. Landlord and Tenant, as relevant, shall cooperate and diligently assist (i) Landlord's Architect in completing the preliminary plans and working drawings and specifications for the Base Building Work, (ii) Landlord's Contractor in completing the Building Work, (iii) Tenant's Architect in completing the Phase 1 Preliminary Plans, the Phase 1 Working Drawings, the Phase 2 Preliminary Plans and the Phase 2 Working Drawings and (iv) Tenant's Contractor in completing the Tenant Improvements. Tenant shall not interfere with Landlord's construction of the Base Building Work.

    VI.           Tenant Improvements Costs.

                  A.       Allocation of Tenant Improvement Costs.

                           1.       Minimum Tenant Improvement Contribution.
Tenant shall contribute an amount equal to seventy-five percent (75%) of the first Eighty Dollars ($80.00) per rentable square foot of the Buildings incurred by Landlord in planning and constructing the Tenant Improvements, including any fees incurred in connection therewith (collectively, the "Tenant Improvement Costs"), not to exceed Sixty Dollars ($60.00) per rentable square foot of the Buildings (the "Minimum Tenant Improvement Contribution"). The Minimum Tenant Improvement Contribution may be used to pay for any design, engineering or architectural fees incurred by Tenant, but may not be used for administrative or Tenant's overhead costs and expenses or Tenant's furniture, trade fixtures, equipment or other personal property. Tenant shall be responsible for all administrative and Tenant's overhead costs and expenses in connection with the design and construction of the Tenant Improvements.

                           2.       Tenant Improvement Allowance.  Landlord
shall contribute an amount equal to twenty-five percent (25%) of the first Eighty Dollars ($80.00) per rentable square foot of the Buildings incurred for Tenant Improvement Costs, not to exceed Twenty Dollars ($20.00) per rentable square foot of the Buildings. The Tenant Improvement Allowance may be used to pay for any design, engineering and architectural fees, but shall not be used for administrative or Tenant's overhead costs and

                                  EXHIBIT C-9
expenses or Tenant's furniture, trade fixtures, equipment or other personal property.

                           3.       Excess Tenant Improvement Costs.  Tenant
shall be responsible for one hundred percent (100%) of all Tenant Improvement Costs in excess of Eighty Dollars ($80.00) per rentable square foot of the Buildings.

                  B. Payment of Tenant Improvement Allowance. Landlord shall pay the Tenant Improvement Allowance for the Phase 1 Tenant Improvements to Tenant when the Phase 1 Tenant Improvements are substantially complete, as provided below. Landlord shall pay the remaining Tenant Improvement Allowance for the Phase 2 Tenant Improvements upon substantial completion thereof as provided below. Landlord shall pay each installment of the Tenant Improvement Allowance to Tenant within thirty (30) days after Landlord receives from Tenant its written request therefor, provided that (i) Tenant has substantially completed the Phase 1 Tenant Improvements or Phase 2 Tenant Improvements, as applicable, in accordance with this Work Letter, as determined by certificate of Tenant's architect (Landlord and Landlord's architect shall have the right to inspect the relevant tenant improvements to see that they have been substantially completed), (ii) Tenant is not in default under the terms of this Lease after the expiration of all applicable grace or cure periods and (iii) Tenant's written request is accompanied by the following: (1) copies of invoices paid by Tenant for Tenant Improvements paid for by the Tenant Improvement Allowance for the applicable phase of construction in the amount requested by Tenant, (2) unconditional lien waivers from Tenant's Contractor and all subcontractors, materialmen and suppliers that have performed work or supplied materials for work performed and materials installed by or for Tenant prior to the date of Tenant's request, (3) a certificate from Tenant's Architect identifying the Phase 1 Tenant Improvements and Phase 2 Tenant Improvements that have been completed, as applicable, and certifying that those Tenant Improvements have been completed, and (4) a copy of the "finaled" building permit with respect to the Phase 1 Tenant Improvements and Phase 2 Tenant Improvements that have been completed and, in the case of the last request for the Tenant Improvement Allowance, a certificate of occupancy for the Premises.

                                  EXHIBIT C-10

                  C.       Allocation of Tenant Improvement Allowance

                           1.       Allocation Among Construction Phases.  The
Tenant Improvement Allowance shall be allocated among the Phase 1 Tenant Improvements and the Phase 2 Tenant Improvements based on the proportionate amount of rentable square footage of space in the Building which is improved by Tenant during the applicable construction phase. For example, if Tenant constructs the Phase 1 Tenant Improvements and otherwise improves eighty thousand (80,000) rentable square feet of space in the Buildings during the Phase 1 Construction (and the entire Building Shells consists of ninety-two thousand (92,000) rentable square feet of space), then eighty-six and 96/100ths percent (86.96%) of the Tenant Improvement Allowance shall be allocated to the Phase 1 Construction and thirteen and 04/100ths percent (13.04%) of the Tenant Improvement Allowance shall be allocated to the Phase 2 Tenant Improvements.

                           2.     Credit Towards Remaining Construction Phases.
Tenant may not use more than the proportionate share of the Tenant Improvement Allowance allocated to the Phase 1 Tenant Improvements in connection with the construction of the Phase 1 Tenant Improvements. If Tenant does not use the entire portion of the Tenant Improvement Allowance allocated to the Phase 1 Tenant Improvements for the construction thereof, Tenant may apply the unused portion to the Tenant Improvement Allowance toward the construction of the Phase 2 Tenant Improvements. Tenant shall not be entitled to a credit against Rent or to receive a cash or other payment if Tenant does not use the entire portion of the Tenant Improvement Allowance in connection with the construction of the Tenant Improvements during the Phase 1 Construction and the Phase 2 Construction. In addition, Tenant may not use any portion of the Tenant Improvement Allowance to pay for any Tenant Improvements constructed after the second (2nd) anniversary of the Commencement Date, as that date may be extended pursuant to Sections VIII and IX below.

    VII. Tenant Delays. If Landlord fails to deliver the Premises to Tenant in Delivery Condition on or before the Estimated Shell Delivery Date, and if the cause of the delay in

                                  EXHIBIT C-11

Landlord delivering the Premises to Tenant in Delivery Condition by the Estimated Shell Delivery Date is attributable to Tenant, then the Commencement Date for all purposes under the Lease will be the day on which the Premises would have been in Delivery Condition absent such Tenant Delay (defined below). Delays attributable to Tenant ("Tenant Delays") shall include any interference with or delay in the completion of the Base Building Work caused by Tenant or Tenant's Architect or any representative, employee, agent or subcontractor of any of the aforementioned parties or attributable to Tenant's early entry in the Premises.

    VIII. Force Majeure. Whenever a period of time or a specific date is herein prescribed for action to be taken by Landlord and/or Tenant (except for the obligations to pay amounts as specified herein), Landlord and/or Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time (or the specified date shall be deferred by the number of days of) any delays in the obtaining of any permits for and in the construction of the Base Building Work and Tenant Improvements, caused by any action, claim, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of any governmental agency having jurisdiction over any portion of the Premises, over the construction anticipated to occur thereon or over any uses thereof or by fire, flood, inclement weather, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of either party hereto engaged in the construction of the Base Building Work and Tenant Improvements), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockade, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority or similar regulation, order of any government or regulatory body, lightning, earthquake, storm, hurricane, tornado, washout, explosion or any cause whatsoever beyond the reasonable control of the party where performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated.

    IX.           Landlord Delays.  If Tenant fails to substantially

                                  EXHIBIT C-12
complete the Phase 2 Tenant Improvements on or before the second anniversary of the Commencement Date, and if the cause of such delay is attributable to the failure of Landlord to respond to a written request for approval of plans and specifications by Tenant within the time periods specified in Section IV above, then the date for credit towards payment of the Tenant Improvement Allowance under Section VI(c)(2) shall be extended beyond the second anniversary of the Commencement Date one (1) day for each such day of delay on the part of Landlord, to the extent that such delay actually delays Tenant in the completion of the Phase 2 Tenant Improvements.

    X.            Representatives.

                    A. Tenant's Representative. Tenant has designated Tenant's Representative as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter. Tenant shall not change the Tenant's Representative without notice to Landlord.

                    B. Landlord's Representative. Landlord has designated Landlord's Representative as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of Landlord as required in this Work Letter. Landlord shall not change Landlord's Representative without notice to Tenant.

    XI. No Representations or Warranties. Notwithstanding anything to the contrary contained in the Lease or this Work Letter, Landlord's participation in the preparation of the Phase 1 Preliminary Plans, the Phase 2 Preliminary Plans, the Approved Phase 1 Working Drawings and the Approved Phase 2 Working Drawings shall not constitute any representation or warranty, express or implied, that the Phase 1 Preliminary Plans, the Phase 2 Preliminary Plans, the Approved Phase 1 Working Drawings and the Approved Phase 2 Working Drawings are in conformity with applicable governmental codes, regulations or rules. Tenant acknowledges and agrees that the Premises are intended for use by Tenant and the specification and design requirements for the Tenant Improvements are not within the

                                  EXHIBIT C-13
special knowledge or experience of Landlord.

    XII. Assignment of Rights. Tenant shall notify Landlord in writing of any construction defect known to Tenant or of which Tenant becomes aware during the Term with respect to the Base Building Work. Upon Tenant's written request, Landlord shall assign to Tenant any and all rights Landlord may have to pursue a claim under any warranty granted to Landlord with respect to the Base Building Work provided that (i) Landlord reasonably determines that the construction defect is covered under a warranty granted to Landlord and (ii) Landlord elects not to pursue its claim under such warranty.

    XIII. No Encumbrance. Tenant shall not mortgage, grant a security interest in or otherwise encumber all or any portion of the Tenant Improvements constructed in the Premises.

                                  EXHIBIT C-14

                                   EXHIBIT C-1

                            [Building Shell Listing]


                                  EXHIBIT C-15

                                    EXHIBIT D

                          COMMENCEMENT DATE MEMORANDUM


                  With respect to that certain lease ("Lease") between _________________________, a _____________________ ("Tenant"), and
_________________________, a __________________ ("Landlord"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately _______ rentable square feet of the building located at __________________________ ("Premises") in accordance with that certain lease dated ______________, 199__, Tenant hereby acknowledges and certifies to Landlord as follows:

                    (1) The Lease commenced on _______________, 19__ (the

"Commencement Date");

                    (2) The Premises contain _________ rentable square feet of space; and

                    (3) The initial Base Rent is _________________________
Dollars ($_________) per month. Commencing on ____________, 19__, the Base Rent shall be increased to ____________ Dollars ($__________) per month.

                    (4) Tenant has accepted and is currently in possession of the Premises.


                    IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this ___ day of ___________, 199__.


                                           "Tenant"

                                           ________________________________, a




                                           By: ________________________________


                                   EXHIBIT D

                                             Its:
                                                 -----------------------------


                                           By:
                                              ---------------------------------

                                             Its:
                                                 ------------------------------

                                   EXHIBIT D

                                    EXHIBIT E

                              RULES AND REGULATIONS

                                                                      EXHIBIT E

1. The sidewalks, driveways and entrances, lobbies, stairways and public corridors shall be used only as a means of ingress and egress and shall remain unobstructed at all times. The entrance and exit doors of buildings and all suites are to be kept closed at all times except as required for orderly passage. Loitering in any part of the Building or obstruction of any means of ingress or egress is not permitted.

2. Plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no rubbish, newspapers, trash or other inappropriate substances of any kind shall be deposited therein. Personal articles, equipment and clothing shall not be left in common areas.

3. No awning, shade, sign, advertisement or notice shall be inscribed, coated, painted, displayed or affixed on, in or to any window, door or wall or any other part of the outside or inside of the Building Lot, or the demised Premises without the prior written consent of Landlord. No window displays or other public displays shall be permitted without the prior written consent of Landlord. All tenant identification on public walls or doors will be installed by Landlord for Tenant with the cost borne by Tenant. No lettering or signs will be permitted on public corridor walls or doors excepting the name of Tenants, with the size, type and color of letters and the manner of attachment, style of display and location thereof to be prescribed by Landlord.

4. The weight, size and position of all safes and other unusually densely weighted or heavy objects used or placed in the Building shall be subject to approval by Landlord prior to installation and shall, in all cases, be supported and braced as prescribed by Landlord and as otherwise required by law. The repair of any damage done to the Building or property therein by the installation, removal or maintenance of such safes or other unusually heavy objects shall be paid for by Tenant. Tenant shall bear the cost of any consultant services employed by Landlord in the evaluation of placement, location or bracing of unusually heavy items.

5. No improper or unusually loud noises, vibrations or odors are permitted inside or outside the Building. No person shall be permitted to interfere in any way with tenants or those having business with them. No person will be permitted to bring or keep within the Building any motor driven cycle or vehicle except with the prior written consent of Landlord. Bicycles of Tenant, its employees, agents and invitees shall be stored only in designated bicycle racks outside of the Building and in no other locations. No person shall dispose of trash, refuse, cigarettes or other substances of any kind any place inside or outside of the Building except in the appropriate refuse containers provided therefor. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of alcohol or drugs or who shall do any act in violation of these rules and regulations.

6. All keying of office doors, after Tenant's occupancy, and all reprogramming of any Security Access Cards will be at the expense of Tenant.

7. Any Tenant, agent, employee or invitee thereof using the Premises after regular business hours or non-business days shall not open or hold open any building entrance or suite entrance door to the Building. No door or passageway may be obstructed.

8. Automobile parking shall only be in designated areas. Parking shall be "nose in" only (backing into parking stalls is prohibited), and entirely within painted parking spaces. Overnight parking and parking by Tenant or its employees within areas marked "visitor" is prohibited. The servicing or repairing of vehicles on the Lot is prohibited. Tenant, its employees, agents and invitees shall obey traffic signs of the Lot. Vehicle speed limit within the Lot is fifteen miles per hour.

9. Tenant and Tenant's employees, agents, invitees, etc., shall not hang or display any items from the Building's exterior, or in any area outside of the Premises.

10. Except as provided in this Lease, no modification of any building electrical, mechanical, plumbing or security system is permitted without the prior written consent of Landlord. Tenants are responsible for the proper maintenance and servicing of fire extinguishers and fire protection equipment within the Premises.

11. No storage, staging, display, nor placing of any material, product or equipment outside of the Premises is permitted except as may be expressly approved in writing by Landlord.

12. Trash containers and trash enclosures for each Building are common area facilities and Tenant, its employees, agents and invitees may not dispose of any refuse or other waste material except within trash containers for the Building of which the Premises are a part, and then only in compliance with applicable law and regulations. Tenants may not place any articles within a trash enclosure other than within a trash bin. Tenant shall be responsible for closing and securing trash enclosure gates after use by Tenant.

13. Tenant shall notify Landlord immediately of any leak or electrical or equipment malfunction, fire or other damage to the Premises or the Building.

14. Landlord shall have the right, exercisable with notice to Tenant, to make reasonable modifications to these rules and regulations.

15. Tenant shall protect dock areas and pavements from damage due to trucks and trailers.

16. Tenant shall not store trucks or trailers on the Lot, nor park trucks or trailers in the automobile parking areas, traffic aisles, walkways or the public street adjacent to the Lot.

17. Tenant is encouraged to participate in local waste recycling programs when feasible.

18. Tenant shall be deemed to have read these Rules and Regulations and agrees to inform its employees, agents and invitees thereof, and agrees to abide by them as a covenant of its lease of the Premises.

                                    EXHIBIT F

                               HAZARDOUS MATERIALS


[LOGO]

June 20, 1997


Michael E. Tamas
Ardenstone LLC
4400 Bohannon Drive, Suite 260
Menlo Park, CA  94025-1041

Re:      Review of Protein Design Labs Chemical List

Dear Mr. Tamas:

Ardenstone LLC requested that I review the chemical list for Protein Design Labs, Inc. (PDL) and comment on any issues which should be considered for a lease agreement for one of your properties in Ardenwood. You provided a first draft of a chemical list for the lab. Protein Design Labs has faxed to me a copy of a recent Hazardous Materials Inventory Statement (HMIS) for their facility in Mountain View. It is assumed that they will operate the new facility under Group B Occupancy with a single Hazard Control Area as defined in the 1994 Uniform and 1995 California Building and Fire Codes. The following comments and recommendations are provided for your consideration.

1. Provided that the facility operates as a Group B occupancy as authorized by the local building and fire departments for the areas within the building which will contain chemicals, all of the chemicals on the list should be approved by Freestone for use at the site. Protein Design Labs should ensure that the total quantities of chemicals in each hazard class are maintained under the exempt quantities as defined by the 1995 California Fire Code (95 CFC). If the tenant operated in compliance with the approved Hazardous Materials Business Plan for the facility, then they shall maintain amounts of chemicals below the exempt quantities. It is recommended that the current HMIS shall be attached to the lease as an exhibit to the lease agreement for reference.

2. In the first chemical list provided by you, Protein Design Labs indicated that they would store small quantities of explosive chemicals (sodium azide and peracetic acid). In subsequent conversation with Randy Cook, he indicated that they will not store or use explosive chemicals in the new facility. If sodium azide is present at all, it will be in dilute aqueous solution and therefore not explosive. The Fire Code allows small quantities (less than 1 pound) in Group B occupancy under carefully managed conditions. It is mandatory that they meet the strict requirements of the Fire Code. PDL shall review the details of the use of small quantities of explosive substances with Freestone prior to their introduction at the facility.

3. Group B occupancy does not allow for the storage or use of flammable or oxidizing gases within the facility except when less than 250 cubic feet of gas is used to operate equipment. It was noted that PDL intents to


                                                                       EXHIBIT F
use a cylinder of compressed oxygen for operation of analytical instruments. This oxidizing gas should be allowed because it meets the requirements for the exemption.

4. The chemical list indicates the use of radioactive substances at the facility. This is allowable under license from the State of California and is also allowable under the requirements of the Fire Code. PDL indicated that they will not be using alpha radiation sources at the site. The total quantity of beta and gamma radiation sources as noted by PDL shall be allowed provided that they maintain all applicable licenses. The chemical list shows a cesium-137 sealed source which is specifically exempt from the quantity limitation of the Fire Code and is be approved.

5. The total quantity of flammable liquids shall be maintained below the exempt quantity listed in the Fire Code.

6. The list of chemicals provided by PDL shall be updated before occupancy to indicate the quantities for each hazard class. Chemicals which are not classified on the current list shall be classified by PDL according the best available information on their properties. The aggregate quantity of each hazard class shall be provided to Freestone as validation that the facility will store and use amounts below the exempt quantities.

7. Copies of all applicable licenses and permits shall be provided for review by Freestone before Protein Design Labs occupies the facility.

Please contact me directly at (408) 738-5570 when the information is available.


Sincerely




Daniel W. Elliott
Consultant to Ardenstone LLC
                                                                       EXHIBIT F

[LOGO]







                                                                       EXHIBIT F

--------------------------------------------------------------------------------------------------------------------
                                     PDL MOUNTAIN VIEW CHEMICAL INVENTORY
--------------------------------------------------------------------------------------------------------------------
                  REAGENT NAME                  HAZARD CLASS                  QUANTITY       SIZE        TOTAL
--------------------------------------------------------------------------------------------------------------------
1,4-phenylene diisothiocyanate (DITC)            TOXIC-S                          1            1 g         1 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
1-butanol [71-36-3]                              FL 1C                            20         500 ml        10L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
1-ethyl-3-(3-dimethylaminopropyl)carbodiimide    ???                              1            5 g         5 g
hydrochloride (EDAC hydrochloride)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
2,4 dinitrofluorobenzene                         TOXIC? HIGHLY TOXIC?             1           25 ml       25 ml
                                                 CARCINOGEN, POSS MUTAGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
2-2-azino-bis(3-ethylbenzthiazoline-6-sulfonic   IRR-S/L                          10         250 ml      2500 ml
acid) (ABTS)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
2-2-azino-bis(3-ethylbenzthiazoline-6-sulfonic   IRR-S/L                          1            1 g        1.5 g
acid) (ABTS)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
2-aminoethylisothiouronium bromide               IRR-S                            1           100 g       100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
2-aminopyridine (504-29-0)                       FLAMMABLE                        1           100 g       100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
2-mercaptoethanol                                TOXIC                            1           100 g       100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
2-mercaptoethanol                                TOXIC                            1          100 ml     19.275 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
25% trifluoroacetic acid/water (ABI R3)          CORR-L                           5           40 ml      200 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
3-amino-9-ethyl-carbazole [20 mg per tablet]     IRR-S, CARCINOGEN,               1         100 tabs    200 tabs
                                                 TOXIC, POSS TERATOGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
3.5% tetrahydrofuran (THF)                       POSS FL (MSDS shows              10           1 L        10 L
                                                 flash & boiling points
                                                 for THF only)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
4-chloro-1-naphthol                              IRR-S                            50          30 mg       18 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
4-vinylpyridine                                  FL, TOXIC                        1          100 ml      105 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
5% phenylisothiocyanate/heptane (PITC/heptane)   FL 1B                            10          40 ml      400 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
5% phenylisothiocyanate/heptane (PITC/heptane)   FL 1B                            10         column    10 columns
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
5-bromo-2-deoxyuridine                           TOXIC                            1          100 mg      200 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
5-bromo-4-chloro-3-indolyl phosphate             CARCINOGEN                       1          100 mg      200 mg
p-toluidine (BCIP)

                                                                      EXHIBIT F

--------------------------------------------------------------------------------------------------------------------
5-carboxyfluorescein diacetate, acetoxymethyl    POSS IRR-S                       1           5 mg        5 mg
ester (CFDA-AM)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
6,9-diamino-2-ethoxyacridine lactate monohydrate IRR-S                            1           100 g       100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ABI 400060  acetonitrile, anhydrous              FL 1B                            3           45 ml      135 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ABI 400236  trichloroacetic acid/dichloromethane CORR-L, POSS CARCINOGEN          3          450 ml      1350 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ABI 400606 tetrazole/acetonitrile                FL 1B (probably)                 3          180 ml      540 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ABI 400607 acetic                                FL 1B                            3          180 ml      540 ml
anhydride/lutidine/tetrahydrofuran
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ABI 400753                                       FL 1B                            4          180 ml      720 ml
iodine/water/pyridine/tetrahydrofuran
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ABI 400785  1-methylimidazole/tetrahydrofuran    FL 1B                            3          180 ml      540 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ABI 401255, THF (tetrahydrofuran)                FL 1B                            1          200 ml      200 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
acetic acid   (64-19-7)                          CORR-L                           2           2.5 L       5.2 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
acetic acid, glacial                             CORR-L                           2            4 L       18.5 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
acetic acid, glacial                             CORR-L                           1           5 lb        15 lb
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
acetone (67-64-1)                                FL 1B                            1           2.5 L      30.5 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
acetonitrile                                     FL 1B                            4            4 L        95 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
acridine orange                                  NOT AVAILABLE                    1           10 g        10 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
acrylamide (79-06-1)                             TOXIC, POSS CARCINOGEN,          1           100 g       850 g
                                                 PROP 70
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
acrylamide (79-06-1)                             TOXIC, POSS CARCINOGEN,          1          100 ml      100 ml
                                                 PROP 66
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
air, compressed                                  NFG                              1         cylinder   2 cylinder
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
alcohol, reagent (S/P)                           FL                               1            4 L        20 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
aluminum ammonium sulfate (in hematoxylin)       IRR-S                            1           500 g       500 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
aluminum potassium sulfate                       IRR-S                            1           100 g       100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
aminopterin                                      TOXIC, TERATOGEN                 10          vial      62 vials
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ammonium acetate (631-61-8)                      IRR-S                            1           500 g       600 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ammonium bicarbonate (1066-33-7)                 IRR-S                            1           500 g      1000 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ammonium chloride (12125-02-9)                   IRR-S                            1          475 ml      475 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ammonium hydroxide (1336-21-6)                   CORR-L                           1          500 ml        3 L
--------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT F


--------------------------------------------------------------------------------------------------------------------
ammonium hydroxide (1336-21-6)                   CORR-L                           1           4 lb        4 lb
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ammonium persulfate (7727-54-0)                  OXY-S                            2           10 g        80 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ammonium phosphate, dibasic                      POSS IRR-S                       1           500 g       500 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ammonium sulfate                                 IRR-S                            1           5 kg        19 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ampicillin                                       IRR-S                            5           25 g        250 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
anisole, anhydrous                               ???                              1          100 ml      100 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Antibiotic-Antimycotic Solution (Gibco           TOXIC, IRR-L                     2           20 ml       40 ml
600-5245AE)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
aphidicolin                                      CARCINOGEN, POSS IRR-S,          1           5 mg        5 mg
                                                 POSS MUTAGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
aprotinin                                        POSS IRR-L                       1           5 mg        5 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Aquasol (brand name)                             FL 1C                            1            4 L         4 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
argon (7440-37-1)                                NFG                              1         cylinder   12 cylinder
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
barium hydroxide                                                                  1          500 ml      500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
benzene [71-43-2]                                FLClass 1B, CARCINOGEN           1          500 ml      500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
biphenyl                                         IRR-S, POSS MUTGN                1           1 kg        1 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
bis-acrylamide (110-26-9)                        TOXIC                            1           50 g       1150 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
blue dextran                                     IRR-S                            1           10 g        10 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
borax 1303-96-4                                  IRR-S                            1           1 kg        1 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
boric acid (10043-35-3)                          IRR-S                            1           1 kg       9.6 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Bouin's solution (0.9% picric acid, 9.0%         ???                              1            1 L         1 L
formaldehyde, 5.0% acetic acid, q.v.)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
brefeldin A                                      TOXIC                            1           5 mg        10 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
bromophenol blue                                 IRR-S                            1           25 g        30 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
butyl acetate                                    FL Class 1B                      1          100 ml      100 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
butyl paraben                                    ???                              1           250 g       250 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
butyric acid 156-54-7                            IRR-S                            1            1 g         1 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
butyric acid, sodium salt                        IRR-S                            1          250 mg      250 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
calcium acetate hydrate                          IRR-S                            1            5 g         5 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
calcium carbonate                                IRR-S (SEVERE)                   1           400 g       400 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
caprylic acid                                    ???                              1           100ml       100ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
carbenicillin                                    POSS SENSITIZER, POSS            1           10 g        52 g
                                                 IRR-S
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
carbon dioxide                                   NFG                              1         cylinder   15 cylinder
--------------------------------------------------------------------------------------------------------------------



                                                                      EXHIBIT F

--------------------------------------------------------------------------------------------------------------------
carbon dioxide 5% + air 95%                      NFG                              1         cylinder   4 cylinders
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
carbonic anhydrase                               POSS IRR-S                       1           1 mg        1 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
carbonyl cyanide m-chlorophenylhydrazone         ???                              1          100 mg      100 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
cells/Candida parapsilosis (ATCC 22019)          PATHOGEN                         1          1 vial      1 vial
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
cesium-137 standard source                       SEALED RAD                       1         Sealed      1 sealed
                                                                                              Vial       source
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
cesium chloride                                  ???                              1           1 kg        1 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
chloramine-T                                     IRR-S                            1           250 g       250 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
chloramphenicol                                  CARCINOGEN                       1           25 g        75 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
chloroform                                       POIS-L                           1            1 L        7.7 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
chloroquine                                      TOXIC? IRR-S?                    1           25 g        25 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
citric acid                                      IRR-S                            2           1 kg        6 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
citric acid, trisodium                           POSS IRR-S                       1           100 g       100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Clear Bath (trade name)                          CL II                            1          1/2 lb      1/2 lb
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Clear Bath (trade name)                          CL II                            1           500ml       500ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
cobaltous chloride                               TOXIC, POSS SENSITIZER,          1           100 g       100 g
                                                 POSS MUTAGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
concanavalin                                     IRR-S                            1          500 mg      500 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Coomassie blue                                   IRR-S                            2           10 g        60 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
crystal violet                                   TOXIC, CARCINOGEN,               1           25 g        50 g
                                                 MUTAGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
cupric sulfate                                   TOXIC                            1           500 g      1600 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
cyanogen bromide                                 TOXIC                            1           25 g        30 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
cyclohexanone                                    CL Class II                      1          500 ml      500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
cycloheximide                                    HIGHLY TOXIC, POSS               1            5 g         5 g
                                                 SENSITIZER, POSS
                                                 TERATOGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
cytochalasin B                                   TOXIC? HIGHLY TOXIC?             1           5 mg        5 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
dansyl chloride                                  CORR-S                           1            1 g         1 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
deoxycholic acid                                 ???                              1           25 g        25 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
dexamethasone                                    IRR-S                            1          100 mg      100 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
dextran T500                                     IRR-S                            2           100 g       300 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
dibutyl phthalate                                IRR-L                            1          500 ml      1500 ml
--------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT F

--------------------------------------------------------------------------------------------------------------------
diethanolamine                                   CORROSIVE                        1           1 kg        1 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
diethylpyrocarbonate (DEPC)                      IRR-S, POSS CARCINOGEN           1           25 ml       30 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
digitonin                                        HIGHLY TOXIC                     1            1 g        1.1 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
digoxin                                          POIS-S, POSS HIGHLY TOXIC        1          250 mg      250 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
dimethyl sulfate                                 TOXIC, CARCINOGEN,               1           10 ml       10 ml
                                                 CORROSIVE, MUTAGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
dimethyl sulfoxide (DMSO)                        IRR-L                            2          500 ml      3025 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
dimethylformamide, anhydrous                     TOXIC                            5          250 ml      1250 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
diphenylamine free base                          TOXIC                            1           25 g        25 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
dithiothreitol (Cleland's Reagent, DTT)          IRR-S                            1            1 g        91 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
doxorubicin                                      CARCINOGEN, POSS TOXIC,       1x10 mg        10 mg       10 mg
                                                 POSS IRR-S
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Enhance (trade name)                             POSS CORR-L (due to              1            1 L         1 L
                                                 acetic acid content)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
eosin Y solution, alcoholic                      IDENTIFIED HAZARDS ARE           1          500 ml      500 ml
                                                 THOSE ASSOCIATED WITH
                                                 ETHANOL, Q.V.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ethanethiol                                      ???                              1           25 g        25 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ethanol, 95%                                     FL                               8           1 gal      12 gal
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ethanol, absolute                                FL Class 1B                      1           1 pt        53 pt
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ethanolamine (2-aminoethanol)                    TOXIC                            1          500 ml      1200 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ethidium bromide                                 IRR-S, MUTAGEN                   1         1 g/           3 g
                                                                                              order
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ethidium bromide                                 IRR-S, MUTAGEN                   2           10 ml       35 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ethyl acetate                                    FL 1B                            7          450 ml      5.15 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ethyl ether (anhydrous)                          FL                               1          100 ml      100 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ethylene glycol                                  TOXIC, IRR-L, TERATOGEN          1           5 gal      5.5 gal
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ethylenediaminetetraacetic acid (EDTA)           IRR-S, IRR-L                     1           500 g      3100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Evans blue counterstain (hazardous ingredients are Evans blue and sodium          4           3 ml        12 ml
azide, q.v.)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
FACS lysing solution (Becton Dickinson 92-0002   IRR-L, FORMALDEHYDE              1          100 ml      200 ml
or 349 202)
--------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT F

--------------------------------------------------------------------------------------------------------------------
                                                 COMPONENT CARCINOGEN OR
                                                 POSS CARCINOGEN
--------------------------------------------------------------------------------------------------------------------
ferric nitrate                                   OXY-S, IRR-S                     1           500 g       600 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ferric sulfate                                   IRR-S                            1           250 g       500 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ficoll Paque (Pharmacia tm)                      IRR-L                            6          100 ml      1400 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
fluorescein isothiocyanate                       IRR-S                            1          500 mg      560 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
formaldehyde (formalin)                                                           1          500 ml      6.15 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
formamide                                        IRR-L, TERATOGEN                 6           500 g      3.5 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
formamide                                        IRR-L, TERATOGEN                 2          100 ml      200 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
formic acid                                      CORR-L                           1           100 g       200 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
formic acid                                      CORR-L                           1          120 ml      620 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
furfural                                         ???                              1           100 g       100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Gel-Dry Solution (Novex LC4025)                  FL 1C                            1            4 L        6.5 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
geneticin (no CAS no.)                           POSS IRR-S                       1            5 g         6 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
gentamicin                                       TOXIC                            5           10 ml      100 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
gentamicin sulfate                               TOXIC, POSS TERATOGEN            1            5 g         5 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
giemsa (in methanol)                             FL 1B                            1          500 ml      500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
glutaraldehyde                                   TOXIC, CORROSIVE                 1          500 ml      1500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
glutaraldehyde                                   TOXIC, CORROSIVE                 1           1 kg        1 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
glutathione oxidized form free acid              IRR-S                            1            1 g         1 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
glycine ethyl ester hydrochloride                ???                              1           100 g       100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
glycine/sodium dodecyl sulfate                   ???                              2            1 L         2 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
glycolic acid                                    CORR-S                           1           25 g        25 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
guanidine hydrochloride                          CORR-S                           1          2.5 kg       27 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
HAT media supplement (aminopterin component)     POSS TOXIC                       1         10 vials    10 vials
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
helium (7440-59-7)                               NFG                              1         cylinder   15 cylinder
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
hematoxylin                                      IRR-L                            1          500 ml      500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
heptane (dipropyl methane)                       FL 1B                            1            4 L         4 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
hexadimethrine bromide (28728-55-4)              IRR-S                            1            5 g        10 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
HP G2004A, L2 (methanol)                         FL                               8          100 ml      800 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
HP G2005A, R1 (PITC, heptane)                    POSS FL                          4          100 ml      400 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
HP G2007A, R3 (trifluoroacetic acid)             CORR-L                           2           50 ml      100 ml
--------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT F

--------------------------------------------------------------------------------------------------------------------
hydrazine (anhydrous)                            COMBUSTIBLE                      10          2 ml        20 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
hydrazine hydrate                                EXPLOSIVE,CARCINOGEN             1          100 ml      100 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
hydrochloric acid                                CORR-L                           2           2.5 L       12 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
hydrochloric acid, concentrated                  CORR-L                           1          500 ml      500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
hydrochloric acid, concentrated                  CORR-L                           1           6 lb        6 lb
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
hydrogen peroxide                                OXY-L                            1          100 ml      1.825 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Hydrolink Long Ranger Gel (AT Biochem(TM);       TOXIC, POSS CARCINOGEN           1          250 ml      250 ml
contains acrylamide, q.v.)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
hygromycin B, hygromycin B in PBS                IRR-S, IRR-L                     2           20 ml       40 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
hygromycin B, hygromycin B in PBS                IRR-S, IRR-L                     1            5 g         6 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
hypophosphorus acid                              CORR-L                           1          500 ml      500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
imidazole                                        CORR-S                           1            5 g         5 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
indole                                           POIS-S                           1            5 g         5 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
interleukin-1, beta fragment 163-171, human      POSS BIOHAZARD                   1           1 mg        1 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
iodoacetamide                                    TOXIC                            1           100 g       130 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
iodoacetic acid                                  TOXIC, CORR-S(?),                1           26 g        26 g
                                                 IRR-S(?)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
isoamyl alcohol                                  CL II                            2          500 ml      4000 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
isobutyl alcohol (2-methylpropanol)              FL1B                             2          500 ml      4000 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
isoflurane [Aerrane(TM), veterinary anesthetic]  ???                              12         100 ml      1200 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
isopropyl-b-D-thiogalacto-pyranoside (IPTG)      IRR-S, CARCINOGEN                3            5 g        45 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
isopropyl alcohol (isopropanol, 2-propanol)      FL 1B                            1            4 l        63 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Isoton II (Coulter Diagnostics(TM)) (contains    IRR-L, TOXIC IF OVER 12          3           20 L        60 L
2-phenoxyethanol 122-99-6, sodium fluoride       L INGESTED
7681-49-4
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
kanamycin sulfate 25389-94-0                     TOXIC,POSS TERATOGEN             1            5 g       35.3 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
lactic acid                                      CORR-L                           1           500 g       500 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
lectin, lentil, separose 4B                      IRR-S
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
linoleic acid                                    IRR-S                            1            1 g        12 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
lithium acetate                                  IRR-S                            1           250 g       250 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
lithium chloride                                 IRR-S, POSS TERATOGEN            1           500 g       500 g
--------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT F

--------------------------------------------------------------------------------------------------------------------
m-cresol                                         TOXIC, CL IIIA                   1`         500 ml      500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
mercuric chloride                                TOXIC? HIGHLY TOXIC?             1           125 g       125 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MES                                              NON-HAZ                          1           250 g       250 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
methanesulfonic acid, ethyl ester                CORR-L                           1            1 g         7 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
methanol (methyl alcohol)                        FL 1B                            1           1 gal      11 gal
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
methanol (methyl alcohol)                        FL 1B                            6            1 L        103 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
methotrexate  (amethopterin)                     TOXIC(?), HIGHLY                 1          500 mg      650 mg
                                                 TOXIC(?), TERATOGEN,
                                                 MUTAGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
mitomycin-C (ametycin, MMC)                      HIGHLY TOXIC, POSS               5           2 mg        20 mg
                                                 CARCINOGEN, POSS
                                                 TERATOGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MPL+TDM emulsion                                 IRR-S                            2           vial      14 vials
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MTT                                              IRR-S, POSS MUTAGEN,             2          500 mg        1 g
                                                 POSS TERATOGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
n,n-diisopropylethylamine (DIEA)                 FL Class 1B                      1          175 ml      175 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
n,n-diisopropylethylamine/dimethyl               ???                              3           40 ml      120 ml
sulfoxide/n-methylpyrrolidone (DIEA/DMSO/NMP)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
n,n-dimethylformamide                            TOXIC                            3            4 L       16.25 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
n-butyric acid                                   POSS CORR-L                      1           100 g       100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
n-butyric acid, sodium salt                      IRR-S                            1            1 g         1 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
n-ethylmaleimide                                 IRR-S                            1           25 g        50 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
n-hexane                                         FL                               1            1 L         1 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
n-octylamine                                     CORR-L                           1          100 ml      100 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
neomycin sulfate  (component of Sigma N1142)     TOXIC                            10          20 ml      200 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
NHS-LC-biotin                                    IRR-S                          100mg        100 mg      200 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
nickel sulfate                                   IRR-S, CARCINOGEN                1           250 g       250 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
nicotine free base                               TOXIC, IRRITANT,                 1           25 ml       25 ml
                                                 POSSIBLE TERATOGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
nitric acid                                      CORR-L                           1            5 L        5.5 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
nitro blue tetrazolium                           IRR-S                            2          250 mg      500 mg
--------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT F

--------------------------------------------------------------------------------------------------------------------
nitrogen, gas                                    NFG                              1         cylinder   8 cylinder
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
nitrogen, liquid, 43 gal dewar                   CRYO                             1         Dewar        301 gal
                                                                                            cylinder
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
nitromethane                                     FL                               1          100 ml      100 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Nonidet P-40 (trade name)                        IRR-L                            1           50 ml      150 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
o-phenylenediamine dihydrochloride               TOXIC, POSS CARCINOGEN           1           10 g        245 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
o-phenylenediamine dihydrochloride (OPD)         TOXIC, CARCINOGEN, IRR-S         5          100 ml      500 ml
note:  assume 60 mg substrate per tab, which is
the maximum available
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
o-phosphoric acid                                CORR-L                           1          500 ml      2000 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
o-phosphoric acid                                CORR-L                           2           500 g      1000 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
octyl alcohol (Korn lab)                         ???                              1           1 pt        1 pt
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
orane-dimethylamine complex (97 %)               COMBUSTIBLE                      1            5 g         5 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
oxalacetic acid                                  IRR-S                            2            5 g        10 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
oxalic acid                                      CORR-S                           1           100 g       410 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
oxygen, gas                                      NFG, ACCELERATES                 1         cylinder   7 cylinder
                                                 COMBUSTION, OXY?                            Size E
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
p-aminobenzoic acid                              IRR-S                            1            1 g         6 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
p-toluene sulfonic acid                          CORR-S, TOXIC                    1           500 g       500 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
palmitic acid                                    IRR-S                            1           10 g        10 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
paraformaldehyde                                 FS                               1           500 g      2000 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
penicillin-streptomycin antibiotic mixture       IRR-L                            2          100 ml      2700 ml
(113-98-4 penicillin, 3810-74-0 streptomycin)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Perkin Elmer 400060  acetonitrile, anhydrous     FL 1B                            6           30 ml      180 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Perkin Elmer 400236 trichloroacetic              CORR-L, POSS CARCINOGEN          4          450 ml      1800 ml
acid/dichloromethane
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Perkin Elmer 400606 tetrazole/acetonitrile       FL 1B (probably)                 4          180 ml      720 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Perkin Elmer 400607 acetic                       FL 1B                            4          180 ml      720 ml
anhydride/lutidine/tetrahydrofuran
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Perkin Elmer 400753                              FL 1B                            3          200 ml      600 ml
iodine/water/pyridine/tetrahydrofuran
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Perkin Elmer 400785                              FL 1B                            4          280 ml      1120 ml
1-methylimidazole/tetrahydrofuran
--------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT F

--------------------------------------------------------------------------------------------------------------------
Perkin Elmer 401732                              FL 1B                            4          200 ml      800 ml
iodine/water/pyridine/tetrahydrofuran
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
phenol                                           POIS-L                           1           125 g      3325 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
phenol:chloroform:isoamyl alcohol (Sigma P2069)  COMBUSTIBLE, TOXIC               1          100 ml      100 ml
                                                 (POSSIBLY HIGHLY TOXIC),
                                                 POSS TERATOGEN, POSS
                                                 CARCINOGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
phenol-chloroform, Gibco 15593-032               ???                              2          100 ml      300 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
phenol red, 0.5%                                 ???                              1          100 ml      300 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
phenol, buffer-saturated                         TOXIC, IRRITANT                  1          100 ml      100 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
phenylisothiocyanate                             POIS-L                           1            1 g         1 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
phenylmethylsulfonyl fluoride                    POSS HIGHLY TOXIC/CHECK          1            5 g         6 g
                                                 DEFINITION AGAINST MSDS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
phosphoric acid                                  Corrosive                        2          500 ml        2 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
picrylsulfonic acid                              ???                              1           1 mg        1 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
PITC/hiptome (see phenylisothiocyanate/hiptome)  CORR-L                           1          100 ml      100 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
polyethylene glycol (PEG)                        IRR-L, IRR-S                     1           1 kg      1.625 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
polyethylene glycol 6000 (PEG 6000, formerly     IRR-S                            1           1 kg        1 kg
PEG 8000)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
polyethylene glycol 8000 PEG 8000, now           IRR-?                            1           500 g       500 g
polyethylene glycol 6000, or PEG 6000)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
potassium dichromate                             OXY-S, CORR-S                    1           125 g       625 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
potassium ferrocyanide                           POSS IRR-S                       1          125 ml      125 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
potassium hydroxide                              CORR-S, CORR-L                   1          500 ml        6 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
potassium iodide                                 IRR-S, POSS TERATOGEN            1           125 g       125 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
potassium nitrate                                Oxidizer                         1           500 g       500 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
potassium phosphate, dibasic                     POSS IRR-S                       2           500 g      5.75 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
potassium phosphate, monobasic                   IRR-S                            3           500 g      4500 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
potassium sulfate                                IRR-S                            2           500 g      1000 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
potassium thiocyanate                            TOXIC, IRR-S                     1           500 g      1000 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
pristane (tetramethyl pentadecane)               IRR-L (SEVERE)                   5           100 g       600 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
pristane (tetramethyl pentadecane)               IRR-L (SEVERE)                   10          1 ml        10 ml
--------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT F

--------------------------------------------------------------------------------------------------------------------
pyridine                                         FL 1B, TOXIC                     1          100 ml      1600 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
pyruvic acid                                     ???                              1            5 g         5 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
resorcinol                                       TOXIC                            1           25 g        25 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
rifampicin                                       POSS TERATOGEN                   1          250 mg      250 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Roccal II (trade name)                           CORR-L                           8           1 gal       8 gal
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
rubidium chloride                                IRR-S                            2           10 g        20 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
saponin                                          IRR-S (SEVERE)                   1           25 g        50 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
SDS solution                                     IRR-L                            1            1 L         1 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sec-butyl alcohol                                Flammable                        1           1 kg        1 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sepharose, cyanogen bromide activated            IRR-S                            1           15 g        60 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sepharose, cyanogen bromide activated            IRR-S                            1           5 ml        5 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Sigmacote (Sigma(TM))                            FL Class 1C                      1          100 ml      100 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
silver nitrate                                   OXY-L, OXY-S?                    1          1/4 lb      1/4 lb
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
silver nitrate                                   OXY-L, OXY-S?                    1           10 g        40 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium acetate                                   IRR-S                            1           1 kg       6.5 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium acetate buffer                            IRR-L                            1          3.75 L      19.75 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium azide                                     HIGHLY TOXIC                     1           100 g       300 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium carbonate                                 TOXIC?, IRR-S                    2           1 kg        7 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium cyanoborohydride                          TOXIC,CORR-S                     2           500 g      1000 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium hydroxide                                 CORR-L, CORR-S                   1            1 L        14 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium hydroxide                                 CORR-L, CORR-S                   1           100 g       100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium hydroxide                                 CORR-L, CORR-S                   2           500 g      1500 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium lactate                                   IRR-L                            2          100 mg      200 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium metaperiodate                             [OXY-S?]                         1           25 g        25 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium nitrite                                   OXY-S                            1           500 g       500 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium phosphate, dibasic                        IRR-S                            2           500 g      5000 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium phosphate, monobasic                      IRR-S                            1           500 g      6.6 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium pyrophosphate                             IRR-S                            1           500 g       500 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium pyruvate                                  ??? (HIGHLY TOXIC?)              4          100 ml      400 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium pyruvate                                  ??? (HIGHLY TOXIC?)              1           25 g        245 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium sulfate, anhydrous                        IRR-S                            1          500 ml      500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sodium sulfate, AR crystals                      POSS IRR-S                       1          500 ml      500 ml
--------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT F

--------------------------------------------------------------------------------------------------------------------
sporicidin                                       IRR-L                            1           8 oz        8 oz
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
streptomycin sulfate                             TOXIC, POSS TERATOGEN            1           25 g        25 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
succininc acid                                   ???                              1           500 g       500 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
sulfuric acid                                    CORR-L                           1           2.5 L       5.5 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Superblock (Pierce 37515)                        POSS IRR-L                       1            1 L         7 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Superblock (Scytek AAA999)                       POSS IRR-L                       6            1 L         7 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Superblock in PBS                                ????                             1            1L          1L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
tert-butanol 75-65-0                             Flammable solid (?)              1          500 ml      500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
tert-butyl methyl ether (MTBE)                   FL 1B                            2            1 L         2 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
tert-butylamine                                  FL                               1          500 ml      500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
tetrabromophenolphthalein                        IRR-S                            1          250 mg      275 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
tetracycline                                     TOXIC, POSS TERATOGEN            1            5 g         5 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
tetracycline hydrochloride                       ???                              1           25 g        25 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
tetrahydrofuran (THF)                            FL  1B                           1            1 L        1.6 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
tetramethyl-ethylenediamine (TEMED)              CORR-L                           1           50 ml      320 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
tetramethylbenzidine                             ???                              50          1 mg        50 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Tetramethylbenzidine Liquid Substrate System     ???                              1          100 ml      100 ml
containing chromogen, buffer and hydrogen
peroxide (Sigma T8540)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
thimerosal                                       TOXIC                            1           10 g        30 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
thiobarbituric acid                              IRR-S                            1           100 g       100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
thioglycolic acid                                CORR-L                           1           50 ml       50 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
thrombin from human plasma                       BIOHAZARD, TOXIC                 1         250 units   250 units
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
toluene                                          FL 1B                            1            1 L         4 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
trichloroacetic acid                             CORROSIVE                        1           500 g      5.6 kg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
triethyl ammonium acetate                        ???                              1          200 ml      200 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
triethylamine                                    FL 1B                            1          500 ml      1500 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
triethylenediamine                               ???                              2           25 g        50 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
trifluoroacetic acid                             CORR-L                           1           50 ml      600 ml
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
tris [tris(hydroxymethyl) amino methane          POSS IRR-S                       2           500 g      1500 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Triton X-100 (trade name)                        IRR-L, POSS CARCIN               1            4 L        4.6 L
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Trizma (Sigma brand tris)                        POSS IRR-S                       1           1 kg        11 kg
--------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT F

--------------------------------------------------------------------------------------------------------------------
trypan blue                                      TOXIC, IRR-L,                    2          100 ml      800 ml
                              CARCINOGEN, TERATOGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
tunicamycin 11089-65-9                           IRR-S                            1           10 mg       20 mg
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Turbo TMB (Pierce 34022)  (TMB substrate solution), contains 20%                  5          250 ml      1250 ml
methanol, q.v., and 3,3', 5,5'-tetramethylbenzidine (TMB)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
undecylenic acid                                 TOXIC?                           1           100 g       100 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
vincristine sulfate                              TOXIC?  HIGHLY TOXIC?            1           5 mg        5 mg
                                                 TERATOGEN
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
xylene cyanol                                    IRR-S                            1           25 g        35 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
zinc chloride                                    CORR-S                           1           250 g       250 g
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
zinc sulfate                                     IRR-S                            1           100 g       600 g
--------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT F

                                    EXHIBIT G

                              ESTOPPEL CERTIFICATE





                  Re:      Lease dated _______________, 19___ ("Lease") by and
                           between ("Landlord") and ("Tenant").

Gentlemen:

                  Reference is made to the above-described Lease in which the undersigned is the Tenant. We understand that you are entering into a transaction with the Landlord which relates to, among other things, this Lease; and we hereby, as a material inducement for you to enter into such transaction with Landlord, represent that:


                    1. A true and correct copy of the Lease is attached hereto as Exhibit 1.

                    2. There are no modifications, amendments, supplements, arrangements, side letters or understandings, oral or written, of any sort, modifying, amending, altering, supplementing or changing the terms of the Lease except as follows: _____________ ____________________________________.

                    3. The Lease is in full force and effect, and the Lease has been duly executed and delivered by, and is a binding obligation of, the Tenant as set forth therein.

                    4. The undersigned acknowledges (a) that rent on the Lease has been paid up to and including _______________, 19___,

                                    EXHIBIT G
                                       1.

(b) that monthly rent during the __________ (____) years of the term of the Lease is ____________________ Dollars ($____________) per month and (c) that rent has not been paid for any period after _______________, 19___, and shall not be paid for a period in excess of one (1) month in advance.


                                    EXHIBIT G
                                       2.

                  5. Tenant is not in default, and to the Tenant's knowledge Landlord has performed the obligations required to be performed by Landlord under the terms thereof through the date hereof.

                  Dated:  _______________, 19___Very truly yours,

                                    "Tenant"


                                     ----------------------------------------,
                                     a



                                   By:
                                      -----------------------------------------
                                      Its:
                                          -------------------------------------

                                    EXHIBIT G
                                       3.

                                    Exhibit H

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

WELLS FARGO BANK, NATIONAL
ASSOCIATION Real Estate Group (AU #3201)
2030 Main Street, Suite 800 (REMAG)
Irvine, CA 92614

Attn:  Liz Donchey
Loan No. 1702TZF






     SUBORDINATION AGREEMENT; ACKNOWLEDGEMENT OF LEASE AGREEMENT, ESTOPPEL,
                    ATTORNMENT AND NON-DISTURBANCE AGREEMENT
                            (Lease To Deed of Trust)


NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE
           LIEN OF THE DEED OF TRUST (DEFINED BELOW)


THIS SUBORDINATION AGREEMENT; ACKNOWLEDGEMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT ("Agreement") is made ____________, 1997 by and between ARDENSTONE LLC, a Delaware limited liability company ("Owner"), ___________________________ ("Lessee") and WELLS FARGO BANK, NATIONAL
ASSOCIATION ("Lender").


                                 R E C I T A L S

1. Pursuant to the terms and provisions of a lease dated ____________ ("Lease"), Owner, as "Lessor", granted to Lessee a leasehold estate in and to the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the "Property").

2. Owner has executed, or proposes to execute, a deed of trust with absolute assignment of leases and rents, security agreement and fixture filing ("Deed of Trust") securing, among other things, a promissory note ("Note") (in the principal sum as stated in the Deed of Trust dated May 9, 1997) dated May 9, 1997, in favor of Lender, which Note is payable with interest and upon the terms and conditions described therein ("Loan"). The Deed of Trust recorded on May 12, 1997, as Instrument No. 97-118842 in Alameda County, California.

3. As a condition to making the Loan secured by the Deed of Trust, Lender requires that the Deed of Trust be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Lessee under the Lease and that the Lessee specifically and unconditionally subordinate the Lease to the lien of the Deed of Trust.

4. Owner and Lessee have agreed to the subordination, attornment and other agreements herein favor of Lender.

                                                                     EXHIBIT H

NOW THEREFORE, for valuable consideration, Lender has made a Loan, and Owner and Lessee hereby agree for the benefit of Lender as follows:

5.       SUBORDINATION.  Owner and Lessee hereby agree that:

         5.1 PRIOR LIEN. The Deed of Trust securing the Note in favor of Lender, and any modifications, renewals or extensions thereof, shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease;

         5.2 SUBORDINATION. Lender would not make the Loan without this agreement to subordinate; and

         5.3 WHOLE AGREEMENT. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

AND FURTHER, Lessee individually declares, agrees and acknowledges for the benefit of Lender, that:

         5.4 USE OF PROCEEDS. Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreements with respect to the Property, is under no obligation or duty to, not has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part;

         5.5 SUBORDINATION. Lessee intentionally and unconditionally (subject to Section 10 below) subordinates all of Lessee's right, title and interest in and to the Property to the lien of the deed of Trust and understands that in reliance upon, and in consideration of, this subordination, specific loans and advances are being and will be made by Lender and as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this subordination.

6. ASSIGNMENT. Lessee acknowledges and consents to the assignment of the Lease by Lessor in favor of Lender.

7.       ESTOPPEL.  Lessee acknowledges and represents that:

         7.1 LEASE EFFECTIVE. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no modifications or additions to the Lease, written or oral; except as follows: (if none, state "None") _________________________________.

         7.2 NO DEFAULT. To the best of Lessee's knowledge, as of the date hereof: (i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease; except as follows: (if none, state "None") _________________________________.

         7.3 ENTIRE AGREEMENT. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

         7.4 NO PREPAID RENT. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state "None")
                  ______________________________________.

8. ADDITIONAL AGREEMENTS. Lessee covenants and agrees that, during all such times as Lender is the

                                                                     EXHIBIT H

Beneficiary under the Deed of Trust:

         8.1 MODIFICATION, TERMINATION AND CANCELLATION. Lender will not be bound by any modification, amendment, termination or cancellation of the Lease (in whole or in part) made without Lender's prior written consent;

         8.2 NOTICE OF DEFAULT. Lessee will notify Lender in writing concurrently with any notice given to Lessor of any default by Lessor under the Lease, and Lessee agrees that Lender has the right (but not the obligation) to cure and breach or default specified in such notice within the time periods set forth below and Lessee will not declare a default of the Lease, as to Lender, if Lender cures such default within fifteen (15) days from and after the expiration of the time period provided in the Lease for the cure thereof by Lessor; provided, however, that if such default cannot with diligence be cured by Lender within such fifteen (15) day period, the commencement of action within such fifteen (15) day period to remedy the same shall be deemed sufficient so long as Lender pursues such cure with diligence; provided further that if the Lease does not specify a time period for the cure of Lessor's default, then Tenant may declare a default as to this Lease by Lender sixty (60) days following the date of Tenant's notice to Lender of Lessor's default;

         8.3 NO ADVANCE RENTS. Lessee will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease; and

         8.4 ASSIGNMENT OF RENTS. Upon receipt by Lessee of written notice from Lender that Lender has elected to terminate the license granted to Lessor to collect rents, as provided in the Deed of Trust, and directing the payment of rents by Lessee to Lender, Lessee shall comply with such direction to pay and shall not be required to determine whether Lessor is in default under the Loan and/or the Deed of Trust. In complying with these provisions, Lessee shall be entitled to rely solely upon the notices given by Lender, and Owner agrees to release Lessee from and against any and all loss, claim, damage or liability arising out of Lessee's compliance with such notice. Lessee shall be entitled to full credit under the Lease for all rent and other sums paid to Lender in accordance with the provisions of this paragraph to the same extent as if such rent and other sums were paid directly to Owner.

9.       ATTORNMENT. So long as Lender or Lender's Transferee complies with
         Section 10 below, Lessee agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Lessor's title in and to the Property by Lender's exercise of the remedy of sale by foreclosure under the Deed of Trust) (hereinafter referred to as "Lender's Transferee") as follows if Lender or Lender's Transferee acquires title to the Property:

         9.1 PAYMENT OF RENT. Lessee shall pay to Lender or Lender's Transferee all rental payments required to be made by Lessee pursuant to the terms of the Lease for the duration of the term of the Lease;

         9.2 CONTINUATION OF PERFORMANCE. Lessee shall be bound to Lender or Lender's Transferee in accordance with all of the provisions of the Lease for the balance of the term thereof, and Lessee hereby attorns to Lender or Lender's Transferee as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender or Lender's Transferee succeeding to Lessor's interest in the Lease and giving written notice thereof to Lessee;

         9.3 NO OFFSET. Lender and Lender's Transferee shall not be liable for, nor subject to, any offsets or defenses which Lessee may have by reason of any act or omission of Lessor under the Lease, not for the return of any sums which Lessee may have paid to Lessor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Lessor to Lender provided that if Lessor does not transfer security deposits to Lender, Lessor shall remain liable for the return thereof; and

         9.4 SUBSEQUENT TRANSFER. If Lender, by succeeding to the interest of Lessor under the Lease, should become obligated to perform the covenants of Lessor thereunder, then, upon any further transfer of Lessor's interest by Lender, all of such obligations first arising after the date of such transfer shall terminate as to Lender.
                                                                     EXHIBIT H

10. NON-DISTURBANCE. Lender, for the benefit of Lessee, on behalf of itself and any Lender Transferee covenants and agrees that in the event of a foreclosure under the Deed of Trust, so long as there shall then exist no Event of Default on the part of Lessee under the Lease, Lender agrees for itself and its successors and assigns that the leasehold interest of Lessee under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect as a direct lease between Lessee and Lender and or Lender's Transferee, Lender shall honor the lease, perform all of the obligations of Lessor thereafter arising thereunder (except as provided herein), and recognize and accept Lessee as tenant under the Lease subject to the terms and provisions of the Lease (including the provisions relating to insurance and condemnation proceeds) except as modified by this Agreement; provided, however, that Lessee and Lender agree that the following provisions of the Lease (if any) shall not be binding on Lender; any option to purchase with respect to the Property; and any right of first refusal with respect to the Property.

11.      MISCELLANEOUS.

         11.1 HEIRS, SUCCESSORS, ASSIGNS AND TRANSFEREES. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto; and

         11.2 NOTICES. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be addressed to the address of Owner, Lessee or Lender appearing below, and shall be deemed delivered upon actual receipt or refusal of delivery:


            "OWNER"                                      "LENDER"

ARDENSTONE LLC, a Delaware limited liability       WELLS FARGO BANK, NATIONAL ASSOCIATION
company                                            Real Estate Group (AU #3201)
4400 Bohannon Drive, Suite #260                    2030 Main Street, Suite 800 (REMAG
Menlo Park, CA 94025-1041                          Irvine, CA  92614
                                                   Attn:  Liz Donchey
                                                   Loan No. 1702TZF


            "LESSEE"

PROTEIN DESIGN LABS, INC.,
a Delaware corporation
2375 Garcia Avenue
Mountain View, CA 94043




provided, however, any party shall have the right to change its address for notice hereunder by the giving of written notice thereof to the other party in the manner set forth in this Agreement; and

         11.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument; and

         11.4 REMEDIES CUMULATIVE. All rights of Lender herein to collect rents on behalf of Lessor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Lessor or others; and

                                                                       EXHIBIT H

         11.5 PARAGRAPH HEADINGS. Paragraph headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof.

INCORPORATION. Exhibit A is attached hereto and incorporated herein by this reference.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE OWNER TO OBTAIN A LOAN, THE PROCEEDS OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN THE IMPROVEMENT OF THE PROPERTY.

                  IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

                                                                       EXHIBIT H

                                     "OWNER"


                      ARDENSTONE LLC, a Delaware limited liability company
                      By: ___________________________________________

                      Its: ___________________________________________



         "LENDER"


WELLS FARGO BANK,
NATIONAL ASSOCIATION


By: _________________________________________

Its:__________________________________________



                                   "LESSEE"


                          PROTEIN DESIGN LABS, INC.,
                          a Delaware corporation


                          By: ___________________________________________

                          Its: ___________________________________________




                      (ALL SIGNATURES MUST BE ACKNOWLEDGED)

                                                                       EXHIBIT H

                             DESCRIPTION OF PROPERTY


EXHIBIT A to Subordination Agreement; Acknowledgement of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement dated as of July 1, 1997, executed by ARDENSTONE LLC, a Delaware limited liability company as "Owner", Protein Design Labs, Inc., a Delaware corporation, as "Lessee", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender".

All that certain real property located in the County of, State of California, described as follows:




         Parcel 16, Parcel Map 4483, filed March 28, 1985, Map Book 152, Page 78, Alameda County Records.

         A.P. Nos.         543-0439-108  (Portion of Parcel 16)
                           543-0439-109  (Remainder of Parcel 16)

                                                                       EXHIBIT H
                                       7